                                                                    Exhibit 10.1

                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT
                                       AND
                         OTHER CREDIT FACILITY DOCUMENTS

            FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND OTHER CREDIT FACILITY DOCUMENTS (this "Amendment") entered into as of the 15th day of July, 1997, among NATIONSBANK, N.A., acting in its capacity as administrative and documentation agent for Co-Lenders (NationsBank, N.A., acting in its capacity as administrative and documentation agent for Co-Lenders or any other entity which is designated as administrative and documentation agent in accordance with the provisions of the Co-Lenders Agreement being hereinafter referred to as "Agent"); NATIONSBANK, N.A., ("NationsBank"), a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, acting in its individual capacity; SMITH BARNEY MORTGAGE CAPITAL GROUP, INC. ("Smith Barney"), a Delaware corporation having an office at 390 Greenwich Street, New York, New York; THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), a national banking association having an office at One First National Plaza, Chicago, Illinois; MELLON BANK, N.A. ("Mellon"), a national banking association having an office at 1735 Market Street, Philadelphia, Pennsylvania; PNC BANK, NATIONAL ASSOCIATION ("PNC"), a national banking association having an office at 1600 Market Street, Philadelphia, Pennsylvania; SIGNET BANK ("Signet"), a state banking association organized under the laws of the Commonwealth of Virginia having an office at 7799

Leesburg Pike, 4th Floor, Falls Church, Virginia; and SUMMIT BANK, N.A. ("Summit"), a state banking association organized under the laws of the State of New Jersey having an office at 1800 Chapel Avenue West, Cherry Hill, New Jersey (NationsBank, Smith Barney, First Chicago, Mellon, PNC, Signet and Summit are hereinafter collectively referred to as the "Co-Lenders"); BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; BRANDYWINE - MAIN STREET, LLC ("BMS"), a Delaware limited liability company having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership; LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership; NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership; C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership; FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership; C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership; C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership; all having offices c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (collectively, the "BRT/BOP Limited Partnerships"; BRT, BOP, BMS and the BRT/BOP Limited Partnerships are hereinafter collectively referred to as "Borrowers"); WITMER OPERATING PARTNERSHIP I, L.P. ("WOP"), a Delaware limited partnership having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; BRANDYWINE REALTY PARTNERS ("BRP"), a Pennsylvania general partnership having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania; and BRANDYWINE REALTY SERVICES CORPORATION ("BRSC"), a Pennsylvania corporation having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (WOP, BRP and BRSC are hereinafter collectively referred to as "Guarantors").

                              PRELIMINARY STATEMENT

            A. All capitalized terms used in this Amendment shall, unless otherwise defined in the main body of this Amendment or in Exhibit A to this Amendment, have the respective meanings given to such terms in the Credit Agreement (hereinafter defined).

            B. Co-Lenders have, on the terms, covenants and provisions set forth in that certain Revolving Credit Agreement dated as of November 25, 1996 (the "Credit Agreement") and the other Credit Facility Documents, extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (the "Existing Credit Facility").

            C. The Existing Credit Facility is evidenced by the Existing Credit Facility Notes and secured by, among other things, the Existing Mortgages and the Existing Assignments of Leases and Rents encumbering the collateral properties identified on Exhibit B hereto (the "Existing Collateral Properties").

            D. In connection with the Existing Credit Facility, (i) the Guarantors have executed and delivered to Agent a certain Guaranty of Payment dated as of November 25, 1996 (the "Guaranty of Payment") and (ii) the Guarantors and Borrowers have executed and delivered to Agent a certain Hazardous Material Guaranty and Indemnification Agreement dated as of November 25, 1996 (the "Hazardous Material Guaranty and Indemnification Agreement"; the Guaranty of Payment and the Hazardous Material Guaranty and Indemnification Agreement are collectively the "Guaranties").

            E. Borrowers have requested that Agent and Co-Lenders increase the maximum principal amount available for draw under the Existing Credit Facility from up to $80,000,000 to up to $150,000,000 in accordance with the provisions of this Amendment hereinafter set forth.

            F. Agent and Co-Lenders are willing to increase the maximum principal amount available for draw under the Existing Credit Facility from up to $80,000,000 to up to $150,000,000 only if Borrowers and the Guarantors, as applicable, agree to (i) modify, amend and restate the Existing Credit Facility Notes, (ii) modify and amend the Existing Mortgages encumbering the

Existing Collateral Properties, (iii) execute and deliver mortgages and assignments of leases and rents with respect to the properties identified on Exhibit C attached hereto (the "New Collateral Properties"), and (iv) modify and amend the Existing Assignments of Leases and Rents, the Guaranties and all other documents and instruments executed and delivered in connection with the Credit Facility in accordance with the provisions of this Amendment.

            NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agent, Co-Lenders, Borrowers and Guarantors hereby covenant and agree as follows:

            1. Increase in Credit Facility. Subject to the terms and conditions of the Credit Agreement, as modified and amended pursuant to the terms and provisions of this Amendment, the maximum amount available for draw under the Existing Credit Facility shall be increased by up to $70,000,000 (the "Credit Facility Increase") from up to $80,000,000 to up to $150,000,000 (the Existing Credit Facility, as so increased by the Credit Facility Increase, is hereinafter the "Credit Facility"). The Credit Facility Percentage Interest held by each Co-Lender in the Credit Facility (inclusive of risk participations in any Letter of Credit which is issued and is outstanding under the Credit Facility) on the date hereof and after giving effect to the Credit Facility Increase is as follows:

================================================================================
                                    Amount      Percentage Interest
                                    ------      -------------------
--------------------------------------------------------------------------------
Smith Barney                     $27,500,000           18.3334%
--------------------------------------------------------------------------------
NationsBank                      $27,500,000           18.3334%

--------------------------------------------------------------------------------
First Chicago                    $20,000,000           13.3333%
--------------------------------------------------------------------------------
Mellon                           $20,000,000           13.3333%
--------------------------------------------------------------------------------
PNC                              $20,000,000           13.3333%
--------------------------------------------------------------------------------
Summit                           $20,000,000           13.3333%
--------------------------------------------------------------------------------
Signet                           $15,000,000           10.0000%
================================================================================

            2. Modification, Amendment and Restatement of Existing Credit Facility Notes. The terms, covenants and provisions of each of the Credit Facility Notes are contemporaneously being modified, amended and restated in accordance with the provisions of the Amended and Restated Credit Facility Notes in the form of Exhibit D-1 through Exhibit D-7 hereto, respectively (the "Restated Credit Facility Notes"), which Restated Credit Facility Notes have been executed and delivered by Borrowers to Co-Lenders contemporaneously with the execution and delivery of this Amendment. Co-Lenders shall return to Borrowers any Credit Facility Note with respect to which Restated Credit Facility Notes are executed by Borrowers in accordance with the preceding provisions of this paragraph, which replaced Credit Facility Note shall, prior to being returned to Borrowers, be marked "cancelled and replaced pursuant to the First Amendment to Revolving Credit Agreement and Other Credit Facility Documents".

            3. Modification and Amendment of Existing Mortgages; Execution of New Mortgages and New Assignments of Leases and Rents. (a) The terms, covenants and provisions of each of the Existing Mortgages are contemporaneously being modified and amended in accordance with the provisions of the Amendment of Mortgage attached hereto as Exhibit E-1 (Pennsylvania),

Exhibit E-2 (New Jersey) and Exhibit E-3 (Delaware) (collectively, the "Mortgage Modification Agreements"), which Mortgage Modification Agreements have been executed and delivered by the applicable Borrowers to Agent contemporaneously with the execution and delivery of this Amendment and are intended to be promptly recorded in the appropriate recording office in each county in which the Initial Collateral Properties are located.

            (b) Contemporaneously with the execution and delivery of this Amendment, BOP has executed and delivered (i) new mortgages in the form of Exhibit F-1 (Pennsylvania) and Exhibit F-2 (New Jersey) attached hereto (the "New Mortgages") with respect to each of the New Collateral Properties and (ii) new assignments of leases and rents in the form of Exhibit G attached hereto (the "New Assignments of Leases and Rents") with respect to each of the New Collateral Properties, which New Mortgages and New Assignments of Leases and Rents are intended to be promptly recorded in the appropriate recording office in each county in which the New Collateral Properties are located.

            4. Modification of Credit Agreement Provisions. The Credit Agreement is hereby modified and amended in the following respects:

                  (a) The definition of "Borrowers" appearing in the preamble to the Credit Agreement is modified to include a reference to "BMS".

                  (b) Due to a scrivener's error in the Credit Agreement, the defined term "BRSC" appears as "BRC" in subparagraph 22(a); accordingly, the reference to "BRC" shall be deemed to refer to "BRSC".

                  (c) The reference to "paragraph 11" contained in the penultimate sentence of paragraph 8 of the Credit Agreement is hereby deleted and replaced with a reference to "paragraph 12".

                  (d) The reference to "paragraph 15" contained in the first sentence of subparagraph 23(n) of the Credit Agreement is hereby deleted and replaced with a reference to "paragraph 16".

                  (e) Subparagraph 23(hh) of the Credit Agreement is hereby deleted in its entirety and the following provision substituted therefor:

            "(hh) From and after July 15, 1997, the aggregate Approved Value of all Properties from time to time constituting part of the collateral pool for the Credit Facility shall at all times be equal to or in excess of $140,000,000."

                  (f) The definition of "Co-Lenders" appearing in Exhibit A of the Credit Agreement is hereby deleted in its entirety and the following definition substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Agreement shall mean, collectively, (i) Smith Barney, (ii) NationsBank, (iii) First Chicago, (iv) Mellon, (v) PNC, (vi) Summit, (vii) Signet, and (viii) all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of this Agreement and the Co-Lenders Agreement."

                  (g) The definition of "Credit Facility Notes" appearing in Exhibit A of the Credit Agreement is hereby deleted in its entirety and the following definition substituted therefor:

            "Credit Facility Notes: The term "Credit Facility Notes" as used in this Agreement shall mean, collectively, the following: (i) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $27,500,000.00 given by Borrowers to Smith Barney,
      (ii) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $27,500,000.00 given by Borrowers to NationsBank, (iii) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $20,000,000.00 given by Borrowers to First Chicago, (iv) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $20,000,000.00 given by Borrowers to Mellon, (v) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $20,000,000.00 given by Borrowers to PNC, (vi) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $20,000,000.00 given by Borrowers to Summit, and (vii) that certain Amended and Restated Note dated as of July 15, 1997 in the original principal amount of $15,000,000.00 given by Borrowers to Signet, as such Amended and Restated Notes may from time to time be amended, modified, extended, supplemented, renewed, replaced or restated."

                  (h) The definition of "Unused Portion" appearing in Exhibit A of the Credit Agreement is hereby deleted in its entirety and the following definition substituted therefor:

            "Unused Portion: The term "Unused Portion" as used in this Agreement shall be calculated on a daily basis and shall mean, $150,000,000 less the sum of (i) the daily weighted average of the outstanding principal balance of the Credit Facility Notes and (ii) the daily weighted average of the aggregate amount available for draw under all outstanding Letters of Credit."

                  (i) The following additional definitions are inserted into Exhibit A of the Credit Agreement in their appropriate alphabetical order:

            "BMS: The term "BMS" as used in this Agreement shall mean Brandywine
      - Main Street, LLC, a Delaware limited liability company."

            "First Chicago: The term "First Chicago" as used in this Agreement shall mean The First National Bank of Chicago, a national banking association having an office at One First National Plaza, Chicago, Illinois."

            "Mellon: The term "Mellon" as used in this Agreement shall mean Mellon Bank, N.A., a national banking association having an office at 1735 Market Street, Philadelphia, Pennsylvania."

            "PNC: The term "PNC" as used in this Agreement shall mean PNC Bank, National Association, a national banking association having an office at 1600 Market Street, Philadelphia, Pennsylvania."

            "Signet: The term "Signet" as used in this Agreement shall mean Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia having an office at 7799 Leesburg Pike, 4th Floor, Falls Church, Virginia."

            "Summit: The term "Summit" as used in this Agreement shall mean Summit Bank, N.A., a state banking association organized under the laws of the State of New Jersey having an office at 1800 Chapel Avenue West, Cherry Hill, New Jersey."

                  (j) The dollar amount of "$80,000,000" contained in the Preliminary Statement of each of Exhibit G (Form of Mortgage), Exhibit H (Form of Deed of Trust) and Exhibit I (Form of Assignment of Leases) to the Credit Agreement is hereby amended in each instance to reflect the dollar amount of "$150,000,000".

                  (k) The phrase "Eighty Million and 00/100 Dollars ($80,000,000.00)" appearing in Paragraph E of the Preliminary Statement of each of Exhibit G (Form of Mortgage) and Exhibit H (Form of Deed of Trust) to the Credit Agreement is hereby deleted in its entirety and replaced with the phrase "One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00)".

            5. Modification of Existing Assignments of Leases and Rents Provisions. Each of the Existing Assignments of Leases and Rents is hereby modified and amended in the following respects:

            (a) The following definition is hereby inserted in Exhibit A of each of the Existing Assignments of Leases and Rents in its appropriate alphabetical order:

            "BMS: The term "BMS" as used in this Assignment shall mean Brandywine-Main Street, LLC, a Delaware limited liability company."

            (b) The definition of "Borrowers" appearing in Exhibit A of each of the Existing Assignments of Leases and Rents is deleted in its entirety and the following definition is substituted therefor:

            "Borrowers: The term "Borrowers" as used in this Assignment shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships."

            (c) The definition of "Co-Lenders" appearing in Exhibit A of each of the Existing Assignments of Leases and Rents is deleted in its entirety and the following definition is substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Assignment shall mean, collectively, Smith Barney Mortgage Capital Group, Inc., a Delaware corporation, NationsBank, N.A., a national banking association, in its individual capacity, The First

            National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia, Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement."

            6. Modification of Guaranty of Payment Provisions. The Guaranty of Payment is hereby modified and amended in the following respects:

                  (a) The following definition is inserted in Exhibit A to the Guaranty of Payment:

            "BMS: The term "BMS" as used in this Agreement shall mean Brandywine
      - Main Street, LLC, a Delaware limited liability company. "

                  (b) The definition of "Borrowers" appearing in Exhibit A to the Guaranty of Payment is modified to include a reference to "BMS".

                  (c) The definition of "Co-Lenders" appearing in Exhibit A to the Guaranty of Payment is deleted in its entirety and the following definition is substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Guaranty shall mean NationsBank, N.A., a national banking association, in its individual capacity, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia, Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement."

            7. Modification of Hazardous Material Guaranty and Indemnification Agreement Provisions. The Hazardous Material Guaranty and Indemnification Agreement is hereby modified and amended in the following respects:

                  (a) The following definition is inserted in Exhibit A to the Hazardous Material Guaranty and Indemnification Agreement:

            "BMS: The term "BMS" as used in this Guaranty and Indemnification Agreement shall mean Brandywine - Main Street, LLC, a Delaware limited liability company. "

                  (b) The definition of "Borrowers" appearing in Exhibit A to the Hazardous Material Guaranty and Indemnification Agreement is modified to include a reference to "BMS".

                  (c) The definition of "Co-Lenders" appearing in Exhibit A to the Hazardous Material Guaranty and Indemnification Agreement is deleted in its entirety and the following definition is substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Guaranty and Indemnification Agreement shall mean NationsBank, N.A., a national banking association, in its individual capacity, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia, Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement."

            8. Omnibus Modification of Other Credit Facility Documents. All references in the Credit Facility Documents to the Existing Credit Facility Notes shall be deemed to refer to the Existing Credit Facility Notes, as amended and restated in accordance with the provisions of the Restated

Credit Facility Notes. All references in the Credit Facility Documents to the Existing Mortgages shall be deemed to refer to the Existing Mortgages, as modified and amended pursuant to the provisions of the Mortgage Modification Agreements. All references in the Credit Facility Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement, as modified and amended pursuant to the provisions of this Amendment. All references in the Credit Facility Documents to the Existing Assignment of Leases and Rents shall be deemed to refer to the Existing Assignment of Leases and Rents, as modified and amended pursuant to the provisions of this Amendment. All references in the Credit Facility Documents to the Guaranty of Payment shall be deemed to refer to the Guaranty of Payment, as modified and amended pursuant to the provisions of this Amendment. All references in the Credit Facility Documents to the Hazardous Material Guaranty and Indemnification Agreement shall be deemed to refer to the Hazardous Material Guaranty and Indemnification Agreement, as modified and amended pursuant to the provisions of this Amendment.

            9. Payment of Commitment Fee. Borrowers agree that in consideration of the Credit Facility Increase, Borrowers shall pay to Agent a commitment fee in an amount of $385,000, which commitment fee shall be deemed earned in full by Co-Lenders upon payment, shall be paid in full by Borrowers simultaneously with the execution and delivery of this Amendment and shall be promptly distributed by Agent to the Co-Lenders.

            10. Agreements of Guarantors. (a) The Guarantors consent to the Credit Facility Increase and acknowledge the continuing validity and effectiveness of their joint and several obligations under the Guaranties (each as modified and amended by the provisions of this Amendment) notwithstanding the Credit Facility Increase and the modification, amendment and/or restatement of the Credit Facility Documents in the manner contemplated by this Amendment, and each of the undersigned represents, warrants and confirms that there are no offsets, defenses or counterclaims to its obligations under the Guaranties.

      (b) The Guarantors reacknowledge and reaffirm and ratify and confirm all of the terms and obligations contained in the Guaranties, each as modified and amended by the provisions of this Amendment, and confirm that the Guaranties, each as modified and amended by the provisions of this Amendment, shall remain in full force and effect with respect to all of the obligations of Borrowers under the Credit Facility Documents (as amended by this Amendment), and acknowledge, agree, represent and warrant that no oral or other agreements, understandings, representations or warranties exist with respect to the Guaranties, each as modified and amended by the provisions of this Amendment, or with respect to the obligations of the Guarantors thereunder (except as expressly set forth in this Amendment).

      (c) Each of the Guarantors represents, warrants and confirms that no material adverse change has occurred in its financial status since the original extension of the Credit Facility, that (i) there are no judgments against it in any of the courts of the United States and (ii) there is no litigation (whether active, pending or threatened) against it, which, in either case, might materially and adversely affect the ability of the Guarantors to pay when due any amounts which may become payable in respect of the Guaranties, each as modified and amended by the provisions of this Amendment.

            11. No Offsets, Defenses. Borrowers and Guarantors acknowledge and agree that there are no offsets, defenses or counterclaims of any nature whatsoever with respect (i) to the Credit Facility Documents, as modified and amended pursuant to the terms and provisions of this Amendment or (ii) to the payment of the indebtedness evidenced and secured by the Credit Facility Documents, as modified and amended pursuant to the terms and provisions of this Amendment.

            12. Absolute and Unconditional Obligation. Borrowers and Guarantors acknowledge that the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment, and Borrowers' and Guarantors' obligations under the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment, are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment, or the obligations of Borrowers or Guarantors thereunder to pay the Debt or the obligations of any other Person relating to the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment or the obligations of Borrowers or Guarantors under the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment or otherwise with respect to the Credit Facility, and Borrowers and Guarantors absolutely, unconditionally and irrevocably waive any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of the Borrowers and Guarantors to pay the Debt in accordance with the provisions of the Credit Facility Documents, as modified, amended and/or restated pursuant to the provisions of this Amendment, or the obligations of any other Person relating to the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment, or the obligations of Borrowers and Guarantors under the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this Amendment, or the obligations of Borrowers and Guarantors hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Agent to collect the Debt or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Credit Facility Documents, as modified, amended and/or restated pursuant to (or in the manner contemplated by) the provisions of this

Amendment (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the rights of Borrowers or Guarantors to assert any compulsory counterclaim in any such action, case or proceeding brought by Agent or Co-Lenders in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Agent or Co-Lenders in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the rights of Borrowers or Guarantors to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Agent or Co-Lenders in any separate action, case or proceeding brought by any of the Borrowers or Guarantors against Agent or Co-Lenders).

            13. Governing Law, No Modifications, Successors and Assigns. This Amendment shall be governed by the laws of the State of New York, shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

            14. Counterparts. This Amendment may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement.

            15. Severability. If any term, covenant or provision of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant or provision.

            16. Full Force and Effect. Except as expressly modified and amended by the provisions of this Amendment, all of the terms, covenants and provisions of the Credit Agreement and the other Credit Facility Documents shall remain in full force and effect.

            17. Modification. EACH OF THE CREDIT AGREEMENT AND THE OTHER CREDIT FACILITY DOCUMENTS, AS MODIFIED AND AMENDED BY THE EXPRESS PROVISIONS OF THIS AMENDMENT, CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF AND THERE ARE NO ORAL OR OTHER AGREEMENTS AMONG THE PARTIES WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT FACILITY DOCUMENTS, AS SO MODIFIED AND AMENDED, OR WITH RESPECT TO THE SUBJECT MATTER THEREOF. THIS AMENDMENT SHALL NOT BE MODIFIED, AMENDED OR TERMINATED, EXCEPT BY AN AGREEMENT IN WRITING SIGNED BY THE PARTIES HERETO.

            18. Due Execution. Each of the Co-Lenders, Agent, Borrowers and Guarantors respectively represents for itself that this Amendment has been duly executed and delivered by it and constitutes its binding and enforceable obligation in accordance with its terms.

            19. Exculpation. No recourse shall be had for any obligation of BRT under this Amendment or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Amendment and the other Credit Facility Documents. No recourse shall be had for any obligation of BRP under this Amendment or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against Brandywine Specified Property Investors Limited Partnership, a Pennsylvania limited partnership and one of the general partners of BRP, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to and beneficiary of this Amendment and by each of the other general partners of BRP.

            IN WITNESS WHEREOF, Co-Lenders, Borrowers, Guarantors and Agent have caused this Amendment to be duly executed as of the day and year first above written.

                                    SMITH BARNEY MORTGAGE CAPITAL GROUP, INC.


                                    By:    /s/ Clive Bull
                                          ------------------------------------
                                          Name:   Clive Bull
                                          Title:  Vice President

                                    NATIONSBANK, N.A.


                                    By:   /s/ Cheryl D. Fitzgerald
                                          ------------------------------------
                                         Name:   Cheryl D. Fitzgerald
                                         Title:  Vice President

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:    /s/ Gregory A. Gilbert
                                          ------------------------------------
                                          Name:   Gregory A. Gilbert
                                          Title:  Vice President

                                    MELLON BANK, N.A.


                                    By:   /s/ Frederick A. Felter
                                          ------------------------------------
                                         Name:  Frederick A. Felter
                                         Title: Vice President

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:   /s/ Robert C. Ballard
                                          ------------------------------------
                                         Name:  Robert C. Ballard
                                         Title: Vice President

                                    SIGNET BANK


                                    By:   /s/ Barry E. Cooper
                                         ------------------------------------
                                         Name:   Barry E. Cooper
                                         Title:  Vice President

                                    SUMMIT BANK, N.A.


                                    By:    /s/ Robert F. Follet
                                          -----------------------------------
                                          Name:   Robert F. Follet
                                          Title:  Vice President

                                    NATIONSBANK, N.A., as Agent


                                    By:   /s/ Cheryl D. Fitzgerald
                                          -----------------------------------
                                         Name:  Cheryl D. Fitzgerald
                                         Title: Vice President

                                    BRANDYWINE REALTY TRUST, a Maryland real estate investment trust


                                    By:  /s/ Gerard H. Sweeney
                                          -----------------------------------
                                         Name:   Gerard H. Sweeney
                                         Title:  President and Chief
                                                 Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:  Brandywine Realty Trust, a Maryland
                                         real estate investment trust, its
                                         general partner


                                            By:  /s/ Gerard H. Sweeney
                                                 ----------------------------
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:  Brandywine Operating Partnership,
                                         L.P., a Delaware limited
                                         partnership, a member

                                         By:  Brandywine Realty Trust, a
                                              Maryland real estate
                                              investment trust


                                               By: /s/ Gerard H. Sweeney
                                                   --------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:  Brandywine Acquisitions, LLC, a
                                         Delaware limited liability company,
                                         a member

                                         By:  Brandywine Operating
                                              Partnership, L.P., a Delaware
                                              limited partnership

                                              By:  Brandywine Realty Trust,
                                                   a Maryland real estate
                                                   investment trust


                                                   By: /s/ Gerard H. Sweeney
                                                      -----------------------
                                                   Name: Gerard H. Sweeney
                                                   Title:  President and
                                                      Chief Executive
                                                      Officer

                                LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                                LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                Pennsylvania limited partnership

                                NICHOLS LANSDALE LIMITED PARTNERSHIP III, a
                                Pennsylvania limited partnership

                                NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                                NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                                C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                Pennsylvania limited partnership

                                FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                                By:  Witmer Operating Partnership I, L.P., a
                                     Delaware limited partnership, its general
                                     partner

                                     By:  Brandywine Holdings I, Inc., a
                                          Pennsylvania corporation, its
                                          general partner


                                           By: /s/ Gerard H. Sweeney
                                               --------------------------------
                                               Name:   Gerard H. Sweeney
                                               Title:  President and Chief
                                                       Executive Officer

                                C/N LEEDOM LIMITED PARTNERSHIP II, a
                                Pennsylvania limited partnership

                                C/N IRON RUN LIMITED PARTNERSHIP III, a
                                Pennsylvania limited partnership

                                By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                                     By:  Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             ----------------------------------
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                      Executive Officer

                                WITMER OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership

                                By:  Brandywine Holdings I, Inc., a
                                     Pennsylvania corporation, its general
                                     partner


                                     By:   /s/ Gerard H. Sweeney
                                          -------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership

                                By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner


                                     By:  /s/ Gerard H. Sweeney
                                          -------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                BRANDYWINE REALTY SERVICES CORPORATION, a
                                Pennsylvania corporation


                                By:   /s/ Gerard H. Sweeney
                                     ------------------------------------------
                                     Name:   Gerard H. Sweeney
                                     Title:  President and Chief
                                             Executive Officer

                                    EXHIBIT A

Existing Mortgages: Collectively, the following:

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by LC/N Horsham Limited Partnership to Agent and recorded on January 8, 1997 in Mortgage Book 7878, Page 0460 in the Recorder's Office of Montgomery County, Pennsylvania [Keith Valley 1]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by LC/N Keith Valley Limited Partnership I to Agent and recorded on January 8, 1997 in Mortgage Book 7878, Page 0442 in the Recorder's Office of Montgomery County, Pennsylvania [Keith Valley 7]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by Nichols Lansdale Limited Partnership III to Agent and recorded on January 8, 1997 in Mortgage Book 7878, Page 0844 in the Recorder's Office of Montgomery County, Pennsylvania [Lansdale]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by Newtech III Limited Partnership to Agent and recorded on January 6, 1997 in Volume 1548, Page 0269 in the Office of the Recorder of Deeds of Delaware County, Pennsylvania [Newtown 12]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by Newtech IV Limited Partnership to Agent and recorded on January 6, 1997 in Volume 1548, Page 0234 in the Office of the Recorder of Deeds of Delaware County, Pennsylvania [Newtown 11]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by C/N Oaklands Limited Partnership I to Agent and recorded on January 7, 1997 in Book 4127, Page 0325 in the Office of the Recorder of Deeds of Chester County, Pennsylvania [Oaklands 5]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by Fifteen Horsham, L.P. to Agent and recorded on January 8, 1997 in Mortgage Book 7878, Page 0423 in the Recorder's Office of Montgomery County, Pennsylvania [Horsham 15]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by C/N Iron Run Limited Partnership III to Agent and recorded on January 6, 1997 in Mortgage Volume 2070, Page 1046 in the Office of the Recorder of Deeds of Lehigh County, Pennsylvania [Iron Run 3]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by BOP to Agent and recorded on January 13, 1997 in Mortgage Book

      7880, Page 0790 in the Recorder's Office of Montgomery County, Pennsylvania [700/800 Horsham]

      Mortgage dated as of November 25, 1996 given by BOP to Agent and recorded on January 6, 1997 in Book 4452, Page 0093 in the Office of the Recorder of Deeds of New Castle County, Delaware [Delaware Corporate Center]

      Mortgage dated as of November 25, 1996 given by BOP to Agent and recorded on January 2, 1997 in Mortgage Book 6593, Page 0309 in the Clerk's Office of Burlington County, New Jersey [8000 Lincoln Drive]

      Open-End Mortgage and Security Agreement dated as of November 25, 1996 given by BOP to Agent and recorded on January 17, 1997 in Book 1344, Page 0929 in the Office of the Recorder of Deeds of Bucks County, Pennsylvania [Bucks County Business Park]

      Open-End Mortgage and Security Agreement dated as of November 25, 1996 given by BOP to Agent and recorded on January 7, 1997 in Book 1338, Page 2364 in the Office of the Recorder of Deeds of Bucks County, Pennsylvania [1, 2, 3 Greenwood Square]

      Open - End Mortgage and Security Agreement dated as of November 25, 1996 given by BOP to Agent and recorded on January 13, 1997 in Mortgage Book 7880, Page 0894 in the Recorder's Office of Montgomery County, Pennsylvania [500 N. Gulph Rd.]

      Mortgage dated as of May 21, 1997 given by BOP to Agent and recorded on June 11, 1997 in Mortgage Book 6799, Page 55 in the Clerk's Office of Burlington County, New Jersey [Marlton Executive Court]

      Open - End Mortgage and Security Agreement dated as of May 21, 1997 given by BOP to Agent and recorded on June 25, 1997 in Mortgage Book 7959, Page 96 in the Recorder's Office of Montgomery County, Pennsylvania [King Manor]

      Open - End Mortgage and Security Agreement dated as of May 21, 1997 given by BOP to Agent and recorded on June 26, 1997 in Record Book 4194, Page 921 in the Office of the Recorder of Deeds of Chester County, Pennsylvania [Goshen]

      Mortgage dated as of May 29, 1997 given by BMS to Agent and recorded on ____________, 1997 in Mortgage Book ____, Page __ the office of the
      __________________ of Camden County, New Jersey [Main Street]

Existing Assignments of Leases and Rents: Collectively, the following:

      Assignment of Leases and Rents dated as of November 25, 1996 given by LC/N Horsham Limited Partnership to Agent and recorded on January 8,

      1997 in Deed Book 5173, Page 1741 in the Recorder's Office of Montgomery County, Pennsylvania [Keith Valley 1]

      Assignment of Leases and Rents dated as of November 25, 1996 given by LC/N Keith Valley Limited Partnership I to Agent and recorded on January 8, 1997 in Deed Book 5173, Page 1730 in the Recorder's Office of Montgomery County, Pennsylvania [Keith Valley 7]

      Assignment of Leases and Rents as of November 25, 1996 given by Nichols Lansdale Limited Partnership III to Agent and recorded on January 8, 1997 in Deed Book 5173, Page 1771 in the Recorder's Office of Montgomery County, Pennsylvania [Lansdale]

      Assignment of Leases and Rents dated as of November 25, 1996 given by Newtech III Limited Partnership to Agent and recorded on January 6, 1997 in Volume 1548, Page 0287 in the Office of the Recorder of Deeds of Delaware County, Pennsylvania [Newtown 12]

      Assignment of Leases and Rents dated as of November 25, 1996 given by Newtech IV Limited Partnership to Agent and recorded on January 6, 1997 in Volume 1548, Page 0256 in the Office of the Recorder of Deeds of Delaware County, Pennsylvania [Newtown 11]

      Assignment of Leases and Rents dated as of November 25, 1996 given by C/N Oaklands Limited Partnership I to Agent and recorded on January 7, 1997 in Book 4127, Page 0344 in the Office of the Recorder of Deeds of Chester County, Pennsylvania [Oaklands 5]

      Assignment of Leases and Rents dated as of November 25, 1996 given by Fifteen Horsham, L.P. to Agent and recorded on January 8, 1997 in Deed Book 5173, Page 1718 in the Recorder's Office of Montgomery County, Pennsylvania [Horsham 15]

      Assignment of Leases and Rents dated as of November 25, 1996 given by C/N Iron Run Limited Partnership III to Agent and recorded on January 6, 1997 in Volume 0838, Page 1027 in the Office of the Recorder of Deeds of Lehigh County, Pennsylvania [Iron Run 3]

      Assignment of Leases and Rents dated as of November 25, 1996 given by BOP to Agent and recorded on January 13, 1997 in Deed Book 5174, Page 0451 in the Recorder's Office of Montgomery County, Pennsylvania [700/800 Horsham]

      Assignment of Leases and Rents dated as of November 25, 1996 given by BOP to Agent and recorded on January 6, 1997 in Book 2220, Page 0001 in the Office of the Recorder of Deeds of New Castle County, Delaware [Delaware Corporate Center]

      Assignment of Leases and Rents dated as of November 25, 1996 given by BOP to Agent and recorded on January 2, 1997 in Deed Book 5272, Page 177 in the Clerk's Office of Burlington County, New Jersey [8000 Lincoln Drive]

      Assignment of Leases and Rents dated as of November 25, 1996 given by BOP to Agent and recorded on January 17, 1997 in Book 1344, Page 0951 in the Office of the Recorder of Deeds of Bucks County, Pennsylvania [Bucks County Business Park]

      Assignment of Leases and Rents dated as of November 25, 1996 given by BOP to Agent and recorded on January 7, 1997 in Book 1338, Page 2365 in the Office of the Recorder of Deeds of Bucks County, Pennsylvania [1, 2, 3 Greenwood Square]

      Assignment of Leases and Rents dated as of November 25, 1996 given by BOP to Agent and recorded on January 13, 1997 in Deed Book 5174, Page 0484 in the Recorder's Office of Montgomery County, Pennsylvania [500 N. Gulph Rd.]

      Assignment of Leases and Rents dated as of May 21, 1997 given by BOP to Agent and recorded on June 11, 1997 in Deed Book 5369, Page 313 in the Clerk's Office of Burlington County, New Jersey [Marlton Executive Court]

      Assignment of Leases and Rents dated as of May 21, 1997 given by BOP to Agent and recorded on June 25, 1997 in Deed Book 5190, Page 82 in the Recorder's Office of Montgomery County, Pennsylvania [King Manor]

      Assignment of Leases and Rents dated as of May 21, 1997 given by BOP to Agent and recorded on June 26 1997 in Record Book 4194, Page 992 in the Office of the Recorder of Deeds of Chester County, Pennsylvania [Goshen]

      Assignment of Leases and Rents dated as of May 29, 1997 given by BMS to Agent and recorded on ____________, 1997 in Book ____, Page ____ in the office of the __________________ of Camden County, New Jersey [Main Street]

Existing Credit Facility Notes: Collectively, the following:

      Note dated as of April 4, 1997 in the principal sum of $10,000,000 made payable to PNC given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

      Note dated as of April 4, 1997 in the principal sum of $10,000,000 made payable to Signet given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

      Note dated as of April 4, 1997 in the principal sum of $10,000,000 made payable to Summit given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

      Note dated as of April 4, 1997 in the principal sum of $10,000,000 made payable to Mellon given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

      Note dated as of April 9, 1997 in the principal sum of $15,000,000 made payable to NationsBank given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

      Note dated as of April 9, 1997 in the principal sum of $15,000,000 made payable to Smith Barney given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

      Note dated as of April 9, 1997 in the principal sum of $10,000,000 made payable to First Chicago given by BRT, BOP and the BRT/BOP Limited Partnerships and subsequently joined in by BMS pursuant to the terms of that certain Joinder and Assumption Agreement dated as of May 29, 1997.

                                    Exhibit B

                        (Existing Collateral Properties)

             Name                              Address                Owner
-------------------------------  ---------------------------------  --------------------------

        Keith Valley 1           One Progress Avenue,               LC/N Horsham
                                 Montgomery County, PA              Limited Partnership

        Keith Valley 7           500 Enterprise Road,               LC/N Keith Valley
                                 Montgomery County, PA              Limited Partnership I

        Lansdale 150             1510 Gehman Road,                  Nichols Lansdale
                                 Montgomery County, PA              Limited Partnership III

        Newtown 12               16 Campus Boulevard,               Newtech III
                                 Delaware  County, PA               Limited Partnership

        Newtown 11               18 Campus Boulevard,               Newtech IV
                                 Delaware  County, PA               Limited Partnership

        Oaklands 5               456 Creamery Way, Chester          C/N Oaklands
                                 County, PA                         Limited Partnership I

        Horsham 15               1155 Business Center Drive,        Fifteen Horsham, L.P.
                                 Montgomery County, PA

        Iron Run 3               7248 Tilghman, Lehigh              C/N Iron Run
                                 County, PA                         Limited Partnership III

        700 & 800 Horsham        700 & 800 Horsham Business         BOP
        Business Center (2       Center, Montgomery County,
        buildings)               PA

        Delaware Corp. Center 1  Delaware Corp. Center 1,           BOP
                                 New Castle County, DE

        8000 Lincoln Drive       8000 Lincoln Drive,                BOP
                                 Burlington County, NJ

        Bucks County Business    2200, 2250, 2260/2270 and          BOP
        Park                     3000 Cabot Boulevard, Bucks
                                 County, PA

        One/Two/Three Greenwood  33 Street Road, Bucks              BOP
        Square (3 buildings)     County, PA

        500 N. Gulph Road        500 N. Gulph Road,                 BOP
                                 Montgomery County, PA

        Executive Court          2, 4A and 4B Eves Drive,           BOP
        (3 buildings)            Evesham Corporate Center,
                                 Evesham Township,

                                 Burlington County, NJ

        King Manor Drive         201 and 221 King Manor             BOP
        (2 buildings)            Drive,
                                 King of Prussia, Upper
                                 Merion Township, Montgomery
                                 County, PA

        Goshen                   1336 Enterprise Drive              BOP
                                 East Goshen Township
                                 Chester County, PA

        Main Street              Main Street,                       BMS
                                 Voorhees Township
                                 Camden County, NJ

                                    Exhibit C

                           (New Collateral Properties)

           Name                              Address               Owner
----------------------------   ----------------------------------  -------------



      Greentree                1000, 2000, 3001, 3002,             BOP
      Executive Campus         3003, 4000 and 5000
                               Greentree Executive Campus,
                               Evesham, Burlington County,
                               NJ

      Five Eves Drive          5 Eves Drive, Evesham               BOP
                               Corporate Center, Marlton,
                               Burlington County,  NJ

      Sproul Road              1974 Sproul Road, Marple            BOP
                               Township, Delaware County,
                               PA

      Oxford                   2000-2010 Cabot Boulevard,          BOP
                               Langhorne, Bucks County, PA

      Springhouse              321-323 Norristown Road,            BOP
                               Lower Gwynedd Township,
                               Montgomery County, PA

      Greentree Commons        9001-9004 Lincoln Drive             BOP
                               West, Marlton, Burlington
                               County, NJ

      Highlands                Highlands Business Center,          BOP
                               Westampton, Burlington
                               County, NJ

      2,000-4,000              2000-4000 Midlantic Drive,          BOP
      Midlantic Drive          Mt. Laurel, Burlington County,
                               NJ

      9,000 Midlantic          9000 Midlantic Drive, Mt.           BOP
      Drive                    Laurel, Burlington County, NJ

      10,000 Midlantic         10000 Midlantic Drive, Mt.          BOP
      Drive                    Laurel, Burlington County,
                               NJ

      15,000 Midlantic         15000 Midlantic Drive, Mt.          BOP
      Drive                    Laurel, Burlington County,
                               NJ

      7,000 Geerdes            7000 Geerdes Boulevard,             BOP
      Boulevard                Upper Merion Township,
                               Montgomery County, PA

      Springdale               748 and 855 Springdale              BOP
                               Drive,
                               Whiteland Township, Chester
                               County, PA

                                Exhibit D-1 - D-7

                    (Forms of Restated Credit Facility Notes)

                                   Exhibit D-1

                            AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$27,500,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Twenty-Seven Million Five Hundred Thousand and 00/100 Dollars ($27,500,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  20. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  21. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            II. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            III. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            IV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            V. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            VI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            VII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders, Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            VIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            IX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            X. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            XI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            XII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            XIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            XIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            XV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            XVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            XVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            XVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            XIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            XX. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            XXI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 9, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                   BRANDYWINE REALTY TRUST


                                   By:   /s/ Gerard H. Sweeney
                                        ------------------------------------
                                        Name:   Gerard H. Sweeney
                                        Title:  President and Chief
                                                Executive Officer

                                   BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                   By:  Brandywine Realty Trust, a Maryland
                                        real estate investment trust, its
                                        general partner


                                          By: /s/ Gerard H. Sweeney
                                             -------------------------------
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                                   LC/N HORSHAM LIMITED PARTNERSHIP, a
                                   Pennsylvania limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                          By:  Brandywine Holdings I, Inc., a
                                               Pennsylvania corporation, its
                                               general partner


                                                By: /s/ Gerard H. Sweeney
                                                    ------------------------
                                                    Name:   Gerard H. Sweeney
                                                    Title:  President and Chief
                                                             Executive Officer

                                   LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                   Pennsylvania limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:  Brandywine Holdings I, Inc., a
                                             Pennsylvania corporation, its
                                             general partner


                                              By: /s/ Gerard H. Sweeney
                                                  ------------------------------
                                                  Name:   Gerard H. Sweeney
                                                  Title:  President and Chief
                                                          Executive Officer

                                   NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:  Brandywine Holdings I, Inc., a
                                             Pennsylvania corporation, its
                                             general partner


                                             By: /s/ Gerard H. Sweeney
                                                 ------------------------------
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                   NEWTECH III LIMITED PARTNERSHIP, a
                                   Pennsylvania limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:  Brandywine Holdings I, Inc., a
                                             Pennsylvania corporation, its
                                             general partner


                                             By: /s/ Gerard H. Sweeney
                                                 -------------------------------
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                   NEWTECH IV LIMITED PARTNERSHIP, a
                                   Pennsylvania limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:  Brandywine Holdings I, Inc., a
                                             Pennsylvania corporation, its
                                             general partner


                                             By: /s/ Gerard H. Sweeney
                                                 -------------------------------
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                          Executive Officer

                                   C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                   Pennsylvania limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:   Brandywine Holdings I, Inc., a
                                              Pennsylvania corporation, its
                                              general partner


                                             By: /s/ Gerard H. Sweeney
                                                 -------------------------------
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                   FIFTEEN HORSHAM, L.P., a Pennsylvania
                                   limited partnership

                                   By:  Witmer Operating Partnership I,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:  Brandywine Holdings I, Inc., a
                                             Pennsylvania corporation, its
                                             general partner


                                             By: /s/ Gerard H. Sweeney
                                                 -------------------------------
                                                 Name:   Gerard H. Sweeney
                                                 Title:  President and Chief
                                                         Executive Officer

                                   C/N LEEDOM LIMITED PARTNERSHIP II, a
                                   Pennsylvania limited partnership

                                   By:  Brandywine Operating Partnership,
                                        L.P., a Delaware limited
                                        partnership, its general partner

                                        By:  Brandywine Realty Trust, a
                                             Maryland real estate
                                             investment trust, its general
                                             partner


                                             By: /s/ Gerard H. Sweeney
                                                --------------------------------
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                                   C/N IRON RUN LIMITED PARTNERSHIP III, a
                                   Pennsylvania limited partnership

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, its
                                        general partner

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner


                                             By: /s/ Gerard H. Sweeney
                                                --------------------------------
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                                   BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                   By:  Brandywine Operating Partnership, L.P.,
                                        a Delaware limited partnership, a member

                                        By:  Brandywine Realty Trust, a Maryland
                                             real estate investment trust, its
                                             general partner


                                             By:   /s/ Gerard H. Sweeney
                                                  ------------------------------
                                                  Name:  Gerard H. Sweeney
                                                  Title: President and
                                                         Chief Executive

                                   By: Brandywine Acquisitions, LLC, a Delaware limited liability company, a member

                                        By:  Brandywine Operating Partnership,
                                             L.P., a Delaware limited
                                             partnership, a member

                                             By:  Brandywine Realty Trust, a
                                                  Maryland real estate
                                                  investment trust, its general
                                                  partner


                                                  By:  /s/ Gerard H. Sweeney
                                                       -------------------------
                                                       Name:  Gerard H. Sweeney

                                                       Title: President

                                   Exhibit D-2

AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$27,500,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay Smith Barney Mortgage Capital Group, Inc., a Delaware corporation having an office at 390 Greenwich Street, New York, New York (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Twenty-Seven Million Five Hundred Thousand and 00/100 Dollars ($27,500,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  1. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  2. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            XXII. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            XXIII. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            XXIV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            XXV. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            XXVI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            XXVII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders, Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            XXVIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            XXIX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            XXX. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            XXXI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            XXXII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            XXXIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            XXXIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            XXXV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            XXXVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            XXXVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            XXXVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            XXXIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            XL. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            XLI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 9, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          --------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             -----------------------------------
                                             Name:    Gerard H. Sweeney
                                             Title:   President and Chief
                                                      Executive Officer

                                    LC/N HORSHAM LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:   /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH III LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH IV LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By: /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    FIFTEEN HORSHAM, L.P., a Pennsylvania
                                    limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N LEEDOM LIMITED PARTNERSHIP II, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N IRON RUN LIMITED PARTNERSHIP III, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          a member

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:   Brandywine Acquisitions, LLC, a
                                          Delaware limited liability company,
                                          a member

                                          By:   Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, a member

                                                By:   Brandywine Realty Trust,
                                                      a Maryland real estate
                                                      investment trust, its
                                                      general partner


                                                     By:  /s/ Gerard H. Sweeney
                                                        -----------------------
                                                        Name:  Gerard H. Sweeney
                                                        Title: President and
                                                               Chief Executive
                                                               Officer

                                   Exhibit D-3

                            AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$20,000,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay The First National Bank of Chicago, a national banking association having an office at One First National Plaza, Chicago, Illinois (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  1. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  2. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            XLII. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            XLIII. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            XLIV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            XLV. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            XLVI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            XLVII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders, Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            XLVIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            XLIX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            L. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            LI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            LII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            LIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            LIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            LV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            LVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            LVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            LVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            LIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            LX. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            LXI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 9, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          --------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             -----------------------------------
                                             Name:    Gerard H. Sweeney
                                             Title:   President and Chief
                                                      Executive Officer

                                    LC/N HORSHAM LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:   /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH III LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH IV LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By: /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    FIFTEEN HORSHAM, L.P., a Pennsylvania
                                    limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N LEEDOM LIMITED PARTNERSHIP II, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N IRON RUN LIMITED PARTNERSHIP III, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          a member

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:   Brandywine Acquisitions, LLC, a
                                          Delaware limited liability company,
                                          a member

                                          By:   Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, a member

                                                By:   Brandywine Realty Trust,
                                                      a Maryland real estate
                                                      investment trust, its
                                                      general partner


                                                     By:  /s/ Gerard H. Sweeney
                                                        -----------------------
                                                        Name:  Gerard H. Sweeney
                                                        Title: President and
                                                               Chief Executive
                                                               Officer

                                   Exhibit D-4

                            AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$20,000,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay Mellon Bank, N.A. a national banking association having an office at 1735 Market Street, Philadelphia, Pennsylvania (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this
Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  1. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  2. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            LXII. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            LXIII. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            LXIV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            LXV. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            LXVI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            LXVII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders, Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            LXVIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            LXIX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            LXX. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            LXXI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            LXXII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            LXXIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            LXXIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            LXXV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            LXXVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            LXXVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            LXXVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            LXXIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            LXXX. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            LXXXI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 4, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          --------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             -----------------------------------
                                             Name:    Gerard H. Sweeney
                                             Title:   President and Chief
                                                      Executive Officer

                                    LC/N HORSHAM LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:   /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH III LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH IV LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By: /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    FIFTEEN HORSHAM, L.P., a Pennsylvania
                                    limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N LEEDOM LIMITED PARTNERSHIP II, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N IRON RUN LIMITED PARTNERSHIP III, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          a member

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:   Brandywine Acquisitions, LLC, a
                                          Delaware limited liability company,
                                          a member

                                          By:   Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, a member

                                                By:   Brandywine Realty Trust,
                                                      a Maryland real estate
                                                      investment trust, its
                                                      general partner


                                                     By:  /s/ Gerard H. Sweeney
                                                        -----------------------
                                                        Name:  Gerard H. Sweeney
                                                        Title: President and
                                                               Chief Executive
                                                               Officer

                                   Exhibit D-5

                            AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$20,000,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay PNC Bank, National Association, a national banking association having an office at 1600 Market Street, Philadelphia, Pennsylvania (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  1. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  2. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            LXXXII. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            LXXXIII. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            LXXXIV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            LXXXV. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            LXXXVI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            LXXXVII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders,

Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            LXXXVIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            LXXXIX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            XC. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            XCI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            XCII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            XCIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            XCIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            XCV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            XCVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            XCVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            XCVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            XCIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            C. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            CI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 4, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          --------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             -----------------------------------
                                             Name:    Gerard H. Sweeney
                                             Title:   President and Chief
                                                      Executive Officer

                                    LC/N HORSHAM LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:   /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH III LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH IV LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By: /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    FIFTEEN HORSHAM, L.P., a Pennsylvania
                                    limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N LEEDOM LIMITED PARTNERSHIP II, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N IRON RUN LIMITED PARTNERSHIP III, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          a member

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:   Brandywine Acquisitions, LLC, a
                                          Delaware limited liability company,
                                          a member

                                          By:   Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, a member

                                                By:   Brandywine Realty Trust,
                                                      a Maryland real estate
                                                      investment trust, its
                                                      general partner


                                                     By:  /s/ Gerard H. Sweeney
                                                        -----------------------
                                                        Name:  Gerard H. Sweeney
                                                        Title: President and
                                                               Chief Executive
                                                               Officer

                                   Exhibit D-6

                            AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$15,000,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia having an office at 7779 Leesburg Pike, 4th Floor, Falls Church, Virginia (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Fifteen Million and 00/100 Dollars ($15,000,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  1. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  2. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            CII. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            CIII. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            CIV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            CV. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            CVI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            CVII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders, Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            CVIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            CIX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            CX. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            CXI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            CXII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            CXIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            CXIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            CXV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            CXVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            CXVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR

COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            CXVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            CXIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            CXX. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            CXXI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 4, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          --------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             -----------------------------------
                                             Name:    Gerard H. Sweeney
                                             Title:   President and Chief
                                                      Executive Officer

                                    LC/N HORSHAM LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:   /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH III LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH IV LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By: /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    FIFTEEN HORSHAM, L.P., a Pennsylvania
                                    limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N LEEDOM LIMITED PARTNERSHIP II, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N IRON RUN LIMITED PARTNERSHIP III, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          a member

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:   Brandywine Acquisitions, LLC, a
                                          Delaware limited liability company,
                                          a member

                                          By:   Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, a member

                                                By:   Brandywine Realty Trust,
                                                      a Maryland real estate
                                                      investment trust, its
                                                      general partner


                                                     By:  /s/ Gerard H. Sweeney
                                                        -----------------------
                                                        Name:  Gerard H. Sweeney
                                                        Title: President

                                   Exhibit D-7

                            AMENDED AND RESTATED NOTE
                           (Revolving Credit Facility)

$20,000,000.00                                                New York, New York
                                                             As of July 15, 1997

            FOR VALUE RECEIVED, Brandywine Realty Trust, a Maryland real estate investment trust, Brandywine Operating Partnership, L.P., a Delaware limited partnership, LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership; Brandywine-Main Street, LLC, a Delaware limited liability company, each having an office at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter collectively referred to as "Maker"), promise to pay Summit Bank, a state banking association organized under the laws of the State of New Jersey having an office at 1800 Chapel Avenue West, Cherry Hill, New Jersey (hereinafter referred to as "Payee") or order, at such place as may be designated from time to time in writing by Payee, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00) in lawful money of the United States of America, or so much thereof as may be advanced and readvanced by Payee to Maker and be outstanding from time to time in accordance with the provisions of the Credit Agreement, with interest thereon from and including the date of this Note to, but not including, the date this Note is paid in full, calculated in the manner hereinafter set forth, as follows:

                  1. interest on the Principal Balance calculated in the manner set forth in the Credit Agreement shall be due and payable in Federal funds or other immediately available funds on each Re-Set Date during the term of this Note and otherwise in accordance with the provisions of the Credit Agreement; and

                  2. the entire Principal Balance, together with all interest accrued and unpaid thereon calculated in the manner set forth in the Credit Agreement and all other sums due under this Note, shall be due and payable on the Maturity Date and otherwise in accordance with the provisions of the Credit Agreement.

            CXXII. The term "Credit Agreement" as used in this Note means a certain Revolving Credit Agreement dated as of November 25, 1996 entered into among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., in its individual capacity, Maker and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified or amended from time to time, and pursuant to the provisions of which the Credit Facility has been extended by Co-Lenders to Maker. This Note constitutes one of the Credit Facility Notes which have been executed and delivered by Maker to Co-Lenders in accordance with the Credit Agreement and which together evidence the Credit Facility. All other capitalized terms used in this Note shall, unless otherwise defined in this Note, have the meaning given to such term in the Credit Agreement.

            CXXIII. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Co-Lenders on the happening of any Event of Default.

            CXXIV. All of the terms, covenants and provisions contained in the Credit Agreement and the other Credit Facility Documents which are to be kept and performed by Maker are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Credit Agreement and the other Credit Facility Documents on the part of Maker to be observed and performed.

            CXXV. If any installment of interest payable under this Note is not paid when due, Maker shall pay to Agent upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge.

            CXXVI. In addition to any late payment charge which may be due under this Note, if the Debt is declared immediately due and payable pursuant to the provisions of the Credit Facility Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the then entire outstanding Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full, at the Default Rate. In addition, if an Event of Default shall occur, the Principal Balance shall, from and including the date upon which such Event of Default has occurred and for so long as such Event of Default continues and without further act or instrument and without the necessity of any further or prior notice by Payee or Agent to Maker, bear interest at the Default Rate irrespective of whether the Debt shall have been declared to be immediately due and payable as the result of the occurrence of such Event of Default.

            CXXVII. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or any of the other Credit Facility Documents made by agreement between or among Co-Lenders,

Agent and/or Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note or any of the other Credit Facility Documents.

            CXXVIII. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Balance.

            CXXIX. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

            CXXX. Except as otherwise specifically provided to the contrary in the Credit Facility Documents, this Note is secured on a pari passu basis with the other Credit Facility Notes by the Mortgages and the other Credit Facility Documents.

            CXXXI. The terms of this Note shall be governed by and construed under the laws of the State of New York.

            CXXXII. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee, Agent and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and Agent and if so given by Payee and Agent shall only be effective in the specific instance in which given.

            CXXXIII. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim (other than a compulsory counterclaim in a court of competent jurisdiction) or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Credit Facility in any action, case or proceeding brought by Payee or Agent to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgages and the other

Credit Facility Documents (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of Maker to assert any compulsory counterclaim in any such action, case or proceeding brought by Payee or Agent in any state court if such counterclaim is compelled under local law or rule or procedure, or in any such action, case or proceeding brought by Payee or Agent in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of Maker to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee or Agent in any separate action, case or proceeding brought by Maker against Payee or Agent). MAKER ACKNOWLEDGES THAT NO ORAL OR OTHER AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES EXIST WITH RESPECT TO THIS NOTE OR WITH RESPECT TO THE OBLIGATIONS OF MAKER UNDER THIS NOTE, EXCEPT THOSE SPECIFICALLY SET FORTH IN THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS, AND THAT THIS NOTE AND THE OTHER CREDIT FACILITY DOCUMENTS SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF PAYEE, AGENT, CO-LENDERS AND MAKER.

            CXXXIV. No delay on the part of Payee, Agent or Co-Lenders in exercising any right or remedy under this Note or the other Credit Facility Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee, Agent or Co-Lender to take further action without further notice or demand as provided in this Note and the other Credit Facility Documents.

            CXXXV. Maker agrees to submit to personal jurisdiction in the State of New York in any action, case or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action, case or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action, case or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court. Maker also agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of Maker under this Note shall, to the extent permitted by law, be in New York County.

            CXXXVI. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of Maker.

            CXXXVII. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CASE, PROCEEDING, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE CREDIT FACILITY, THIS NOTE, OR THE OTHER CREDIT FACILITY DOCUMENTS.

            CXXXVIII. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee", "Agent", "Co-Lenders", and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Co-Lenders to assign or transfer its obligations under this Note or the other Credit Facility Documents, in whole or in part, to any other person, party or entity.

            CXXXIX. No recourse shall be had for any obligation of BRT under this Note or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Payee and each other party to this Note and the other Credit Facility Documents.

            CXL. Maker acknowledges and agrees that without limiting, modifying or otherwise affecting in any respect the provisions of paragraph 25 of the Credit Agreement, that (i) Payee shall have the sole obligation and responsibility to fund its Credit Facility Percentage Interest (as set forth on the Co-Lenders Certificate (the "Co-Lenders Certificate") being delivered to Maker contemporaneously with the execution and delivery of this Note) in each advance of the Credit Facility which is made, or required to be made, by Co-Lenders in accordance with the provisions of the Credit Agreement and (ii) Maker shall not have the right under any fact or circumstance to look to any party other than Payee, including without limitation, Initial Co-Lenders or any other Co-Lender, for the funding of the portion of the Credit Facility required to be funded by Payee in accordance with the Credit Agreement and as set forth in the Co-Lenders Certificate, if Payee shall default in doing so, all risk of such loss being directly assumed in all respects by Maker.

            CXLI. This Note is being executed and delivered in connection with an increase in the Credit Facility from up to $80,000,000 to up to $150,000,000 and this Note amends and restates in its entirety that certain Note dated as of April 4, 1997 from Maker to Payee (the "Existing Note") but is not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Existing Note. Neither this Note nor any of the other Credit Facility Notes dated the date hereof nor anything contained herein or therein shall be construed as a substitution or novation of the indebtedness of Maker by the Existing Note, which indebtedness (as so increased) shall remain in full force and effect and is now evidenced by this Note and the other Credit Facility Notes.

            IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                    BRANDYWINE REALTY TRUST


                                    By:   /s/ Gerard H. Sweeney
                                          --------------------------------------
                                          Name:   Gerard H. Sweeney
                                          Title:  President and Chief
                                                  Executive Officer

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust, its
                                          general partner


                                          By: /s/ Gerard H. Sweeney
                                             -----------------------------------
                                             Name:    Gerard H. Sweeney
                                             Title:   President and Chief
                                                      Executive Officer

                                    LC/N HORSHAM LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:   /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH III LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    NEWTECH IV LIMITED PARTNERSHIP, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By: /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:    Gerard H. Sweeney
                                                   Title:   President and Chief
                                                            Executive Officer

                                    C/N OAKLANDS LIMITED PARTNERSHIP I, a
                                    Pennsylvania limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    FIFTEEN HORSHAM, L.P., a Pennsylvania
                                    limited partnership

                                    By:   Witmer Operating Partnership I,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Holdings I, Inc., a
                                                Pennsylvania corporation, its
                                                general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N LEEDOM LIMITED PARTNERSHIP II, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    C/N IRON RUN LIMITED PARTNERSHIP III, a
                                    Pennsylvania limited partnership

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          its general partner

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    BRANDYWINE - MAIN STREET, LLC, a Delaware limited liability company

                                    By:   Brandywine Operating Partnership,
                                          L.P., a Delaware limited partnership,
                                          a member

                                          By:   Brandywine Realty Trust, a
                                                Maryland real estate investment
                                                trust, its general partner


                                                By:  /s/ Gerard H. Sweeney
                                                   -----------------------------
                                                   Name:   Gerard H. Sweeney
                                                   Title:  President and Chief
                                                           Executive Officer

                                    By:   Brandywine Acquisitions, LLC, a
                                          Delaware limited liability company,
                                          a member

                                          By:   Brandywine Operating
                                                Partnership, L.P., a Delaware
                                                limited partnership, a member

                                                By:   Brandywine Realty Trust,
                                                      a Maryland real estate
                                                      investment trust, its
                                                      general partner


                                                     By:  /s/ Gerard H. Sweeney
                                                        -----------------------
                                                        Name:  Gerard H. Sweeney
                                                        Title: President

                                   Exhibit E-1

                                  AMENDMENT TO
                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

       (This is an Amendment to a Mortgage which Secures Future Advances)

                  This Amendment entered into as of the 15th day of July, 1997, between ***[Brandywine Operating Partnership, L.P., a Delaware]*** limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Amendment shall, unless otherwise defined in this Amendment, have the meanings given to such terms in the Mortgage (as described on Exhibit A attached hereto).

            B. Mortgagor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises").

            C. Co-Lenders have, pursuant to the terms of the Credit Agreement, previously extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (hereinafter referred to as the "Existing Credit Facility").

            D. In connection with the Existing Credit Facility, and as partial security therefor, Mortgagor has previously executed and delivered the Mortgage to Mortgagee and Mortgagee is the owner and holder of the Mortgage covering the fee estate of Mortgagor in the Premises.

            E. At the request of Borrowers, Co-Lenders and Mortgagee have agreed to increase the Existing Credit Facility from up to $80,000,000 to up to $150,000,000 (hereinafter referred to as the "Credit Facility Increase"; the Existing Credit Facility, as so increased, is hereinafter referred to as the "Credit Facility").

            F. The Co-Lenders and Mortgagee were willing to agree to the Credit Facility Increase only if (i) Borrowers and certain other parties enter into a certain First Amendment of Credit Agreement and Other Credit Facility Documents dated the date hereof (the "First Amendment"), (ii) Mortgagor and the other Borrowers execute and deliver the other amendments to the Credit Facility Documents as contemplated by the First Amendment and (iii) Mortgagor executes and delivers this Amendment.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Co-Lenders and Mortgagee to agree to the Credit Facility Increase, Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

            CXLII. Amendments. From and after the date of this Amendment, the Mortgage is hereby modified and amended in the following respects:

            a. The "NOW, THEREFORE" clause contained in Paragraph E of the Preliminary Statement of the Mortgage is deleted in its entirety and the following clause is substituted therefor:

                  "E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and readvanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, created a security interest in, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):"

            b. The following definition is hereby inserted in Exhibit A of the Mortgage in its appropriate alphabetical order:

            "BMS: The term "BMS" as used in this Mortgage shall mean Brandywine-Main Street, LLC, a Delaware limited liability company."

            c. The definition of "Borrowers" appearing in Exhibit A of the Mortgage is deleted in its entirety and the following definition is substituted therefor:

            "Borrowers: The term "Borrowers" as used in this Mortgage shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships."

            d. The definition of "Co-Lenders" appearing in Exhibit A of the Mortgage is deleted in its entirety and the following definition is substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney, NB, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia, Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement."

            CXLIII. Confirmation and Reaffirmation of Mortgagor. Mortgagor confirms and reaffirms that the Mortgage, as modified and amended pursuant to the provisions of this Amendment, and the lien thereof encumbers all of the right, title and interest of Mortgagor, now owned, or hereafter acquired, in and to the Mortgaged Property (as hereinafter defined). In furtherance of the foregoing but without limitation of the terms of the granting clause of the Mortgage, Mortgagor confirms and reaffirms that pursuant to the terms of the Mortgage, as modified by this Amendment, Mortgagor does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

                  (a) the Premises;

                  (b) all buildings and improvements now or hereafter located on the Premises;

                  (c) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

                  (d) all easements, rights-of-way, gores of land, streets,
            ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

                  (e) all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of the Mortgage;

                  (f) all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

                  (g) all leases, licenses and other agreements affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property to the payment of the Debt;

                  (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

                  (i) the right to appear in and defend any action, case or
            proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

            TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

            PROVIDED, HOWEVER, that if Mortgagor shall pay, perform and discharge the obligations secured by the Mortgage, as modified by this Amendment, in full, then the Mortgage, as modified by this Amendment and the estate thereby and hereby granted shall cease, terminate and become void.

            CXLIV. Amendment to Open-End Mortgage. This Amendment is an amendment to an open-end mortgage securing future advances pursuant to 42 Pa. C.S.A. ss.8143. Without limiting the foregoing or any other provision of the Mortgage, as modified by this Amendment, the Mortgage (as modified by this Amendment) secures, inter alia, present and future advances of the Credit Facility made by Co-Lenders or Mortgagee pursuant to the Credit Agreement and/or the other Credit Facility Documents; advances made by Mortgagee or Co-Lenders with respect to the Mortgaged Property for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Property or the lien of this Amendment; and expenses incurred by Mortgagee or Co-Lenders by reason of the occurrence of an Event of Default. The priority of such future advances and expenses shall relate back to the date of the Mortgage, or to such later date as required by applicable law, regardless of the date upon which such advances are made or such expenses are incurred. If the Credit Facility Documents provide that any advances of the Credit Facility shall be made by Co-Lenders upon completion by Mortgagor of certain performance obligations under the Credit Agreement and/or the other Credit Facility Documents (including, without limitation, compliance with the terms of the Credit Agreement and/or the other Credit Facility Documents such that no default or Event of Default shall have occurred), such advances of the Credit Facility shall be deemed "obligatory advances" solely for the purpose of the application of the obligatory advance doctrine to confirm the lien priority of such advances of the Credit Facility actually made by Co-Lenders, whether such advances of the Credit Facility are initially either (1) advanced by Co-Lenders or Mortgagee into an escrow subject to Mortgagee's or Co-Lenders' control or (2) retained by Co-Lenders or Mortgagee.

            CXLV. Incorporation of First Amendment. All references in the Mortgage to (i) the Credit Facility Notes shall be deemed to refer to the Restated Credit Facility Notes and (ii) the Credit Agreement, the Credit Facility Documents and the Credit Facility shall be deemed to refer to the Credit Agreement and the Credit Facility Documents, as modified and amended by the execution and delivery of the First Amendment, and to the Credit Facility, as increased in the manner contemplated by the First Amendment.

            CXLVI. Prompt Recordation; Payment of Certain Fees and Expenses. Mortgagor shall promptly cause this Amendment to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage, as modified and amended pursuant to the provisions of this Amendment, upon, and the interest of Mortgagee, in the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution, acknowledgment and enforcement of this Amendment, and all Federal, state, county and municipal taxes, documentary stamps, intangible taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Amendment, and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance making, filing, registration or recording of this Amendment.

            CXLVII. Not a Novation. This Amendment constitutes a modification of the Credit Facility Documents, and is not intended to and shall not terminate or extinguish any of the indebtedness or obligations under the Credit Facility Notes, the Mortgage and the other Credit Facility Documents and shall not constitute a novation of the original indebtedness or obligations under the Credit Facility Notes, the Mortgage and the other Credit Facility Documents nor shall this Amendment affect or impair in any manner whatsoever the attachment, perfection and/or priority of any liens created thereby, it being the intention of the parties hereto to carry forward all liens and security interests securing payment of the Credit Facility Notes, which liens and interest are acknowledged by Mortgagor to be valid and subsisting against the Mortgaged Property.

            CXLVIII. Exculpation. No recourse shall be had for any obligation of BRT under the Mortgage, as modified by this Amendment, or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Amendment and the other Credit Facility Documents.

            CXLIX. No Offsets, etc. Mortgagor represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Debt, the Credit Facility Notes, the Credit Agreement, the Mortgage or the Other Credit Facility Documents.

            CL. Authorization. Mortgagor represents, warrants and covenants that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on Mortgagor's part to be observed and performed.

            CLI. Counterparts. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            CLII. Savings Clause. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

            CLIII. Full Force and Effect. All of the terms, covenants and conditions of the Mortgage shall, except as expressly modified and amended pursuant to the provisions of this Amendment, remain in full force and effect.

            CLIV. No Oral Modifications, etc. This Amendment may not be modified, amended or terminated, except by an agreement in writing signed by the parties hereto.

            CLV. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            CLVI. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

            IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly executed this Amendment as of the day and year first above written.


                                       BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                       Delaware limited partnership

                                       By:   Brandywine Realty Trust, a Maryland
                                             real estate investment trust


                                             By: /s/ Gerard H. Sweeney
                                                 ----------------------------
                                                 Name:  Gerard H. Sweeney
                                                 Title: President and Chief
                                                        Executive Officer

                                       NATIONSBANK, N.A., not individually but
                                       acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders


                                       By:   /s/ Cheryl D. Fitzgerald
                                             --------------------------------
                                             Name:   Cheryl D. Fitzgerald
                                             Title:  Vice President

                    Certificate of Residence of the Mortgagee

            The business address of the Mortgagee herein is 8300 Greensboro Drive, McLean, Virginia 22102-3604.


                                        ----------------------------
                                        Agent/Attorney for Mortgagee

STATE OF          )
                  ) ss.:
COUNTY OF         )

            On this, the ____ day of July, 1997, before me, a Notary Public, the undersigned officer, personally appeared Cheryl D. Fitzgerald, a Vice President of NationsBank, N.A., a national banking association, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same on behalf of the association in the capacity therein stated and for the purposes therein contained.


                                        -------------------------------
                                        Notary Public

[SEAL]

My Commission Expires:

                                ACKNOWLEDGEMENTS

                                (To be attached)

                                    EXHIBIT A

                          (Description of the Mortgage)

Mortgage: Open-End Mortgage and Security Agreement dated as of ***[November 25, 1996 OR May 21, 1997]*** given by Mortgagor to Mortgagee and recorded on _______, 1997 in _______, page _______ in the office of the __________ of
__________ County, Pennsylvania.

                                   *EXHIBIT B

                            (Description of Premises)

----------
* Legal description of premises should include insurable description of any easements which are appurtenant to the Premises.

================================================================================

                   ***[Brandywine Operating Partnership, L.P.,
                a Delaware]*** limited partnership, as Mortgagor

                                       and

                       NationsBank, N.A., not individually
                  but acting in its capacity as administrative
                    and documentation agent for the equal and
                        ratable benefit of the co-lenders
                         described herein, as Mortgagee

                           --------------------------

                                  AMENDMENT TO
                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
       (This is an Amendment to a Mortgage which Secures Future Advances)

                           --------------------------

                           Dated: As of July 15, 1997

                           Location: ___________________
                                     ________ County, Pennsylvania

                           RECORD AND RETURN TO:

                           Battle Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, New York 10022

                           Attention: Dean A. Stiffle, Esq.

                       Uniform Parcel Identifier: _______

================================================================================

                                   Exhibit E-2

                                                                      New Jersey

                                  AMENDMENT TO
                                    MORTGAGE

                  This Amendment entered into as of the 15th day of July, 1997, between ***[Brandywine Operating Partnership, L.P., a Delaware limited partnership]*** having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Amendment shall, unless otherwise defined in this Amendment, have the meanings given to such terms in the Mortgage (as described on Exhibit A attached hereto).

            B. Mortgagor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises").

            C. Co-Lenders have, pursuant to the terms of the Credit Agreement, previously extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (hereinafter referred to as the "Existing Credit Facility").

            D. In connection with the Existing Credit Facility, and as partial security therefor, Mortgagor has previously executed and delivered the Mortgage to Mortgagee and Mortgagee is the owner and holder of the Mortgage covering the fee estate of Mortgagor in the Premises.

            E. At the request of Borrowers, Co-Lenders and Mortgagee have agreed to increase the Existing Credit Facility from up to $80,000,000 to up to $150,000,000 (hereinafter referred to as the "Credit Facility Increase"; the Existing Credit Facility, as so increased, is hereinafter referred to as the "Credit Facility").

            F. The Co-Lenders and Mortgagee were willing to agree to the Credit Facility Increase only if (i) Borrowers and certain other parties enter into a certain First Amendment of Credit Agreement and Other Credit Facility Documents dated the date hereof (the "First Amendment"), (ii) Mortgagor and the other Borrowers execute and deliver the other amendments to the Credit Facility Documents as contemplated by the First Amendment and (iii) Mortgagor executes and delivers this Amendment.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Co-Lenders and Mortgagee to agree to the Credit Facility Increase, Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

            CLVII. Amendments. From and after the date of this Amendment, the Mortgage is hereby modified and amended in the following respects:

            a. The "NOW, THEREFORE" clause contained in Paragraph E of the Preliminary Statement of the Mortgage is deleted in its entirety and the following clause is substituted therefor:

                  "E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and readvanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, created a security interest in, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):"

            b. The following definition is hereby inserted in Exhibit A of the Mortgage in its appropriate alphabetical order:

            "BMS: The term "BMS" as used in this Mortgage shall mean Brandywine-Main Street, LLC, a Delaware limited liability company."

            c. The definition of "Borrowers" appearing in Exhibit A of the Mortgage is deleted in its entirety and the following definition is substituted therefor:

            "Borrowers: The term "Borrowers" as used in this Mortgage shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships."

            d. The definition of "Co-Lenders" appearing in Exhibit A of the Mortgage is deleted in its entirety and the following definition is substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney, NB, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia, Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement."

            CLVIII. Confirmation and Reaffirmation of Mortgagor. Mortgagor confirms and reaffirms that the Mortgage, as modified and amended pursuant to the provisions of this Amendment, and the lien thereof encumbers all of the right, title and interest of Mortgagor, now owned, or hereafter acquired, in and to the Mortgaged Property (as hereinafter defined). In furtherance of the foregoing but without limitation of the terms of the granting clause of the Mortgage, Mortgagor confirms and reaffirms that pursuant to the terms of the Mortgage, as modified by this Amendment, Mortgagor does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

                  (a) the Premises;

                  (b) all buildings and improvements now or hereafter located on the Premises;

                  (c) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

                  (d) all easements, rights-of-way, gores of land, streets,
            ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

                  (e) all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of the Mortgage;

                  (f) all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

                  (g) all leases, licenses and other agreements affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property to the payment of the Debt;

                  (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

                  (i) the right to appear in and defend any action, case or
            proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

            TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

            PROVIDED, HOWEVER, that if Mortgagor shall pay, perform and discharge the obligations secured by the Mortgage, as modified by this Amendment, in full, then the Mortgage, as modified by this Amendment and the estate thereby and hereby granted shall cease, terminate and become void.

            CLIX. Incorporation of First Amendment. All references in the Mortgage to (i) the Credit Facility Notes shall be deemed to refer to the Restated Credit Facility Notes and (ii) the Credit Agreement, the Credit Facility Documents and the Credit Facility shall be deemed to refer to the Credit Agreement and the Credit Facility Documents, as modified and amended by the execution and delivery of the First Amendment, and to the Credit Facility, as increased in the manner contemplated by the First Amendment.

            CLX. Prompt Recordation; Payment of Certain Fees and Expenses. Mortgagor shall promptly cause this Amendment to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage, as modified and amended pursuant to the provisions of this Amendment, upon, and the interest of Mortgagee, in the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution, acknowledgment and enforcement of this Amendment, and all Federal, state, county and municipal taxes, documentary stamps, intangible taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Amendment, and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance making, filing, registration or recording of this Amendment.

            CLXI. Not a Novation. This Amendment constitutes a modification of the Credit Facility Documents, and is not intended to and shall not terminate or extinguish any of the indebtedness or obligations under the Credit Facility Notes, the Mortgage and the other Credit Facility Documents and shall not constitute a novation of the original indebtedness or obligations under the Credit Facility Notes, the Mortgage and the other Credit Facility Documents nor shall this Amendment affect or impair in any manner whatsoever the attachment, perfection and/or priority of any liens created thereby, it being the intention of the parties hereto to carry forward all liens and security interests securing payment of the Credit Facility Notes, which liens and interest are acknowledged by Mortgagor to be valid and subsisting against the Mortgaged Property.

            CLXII. Exculpation. No recourse shall be had for any obligation of BRT under the Mortgage, as modified by this Amendment, or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Amendment and the other Credit Facility Documents.

            CLXIII. No Offsets, etc. Mortgagor represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Debt, the Credit Facility Notes, the Credit Agreement, the Mortgage or the Other Credit Facility Documents.

            CLXIV. Authorization. Mortgagor represents, warrants and covenants that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on Mortgagor's part to be observed and performed.

            CLXV. Counterparts. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            CLXVI. Savings Clause. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

            CLXVII. Full Force and Effect. All of the terms, covenants and conditions of the Mortgage shall, except as expressly modified and amended pursuant to the provisions of this Amendment, remain in full force and effect.

            CLXVIII. No Oral Modifications, etc. This Amendment may not be modified, amended or terminated, except by an agreement in writing signed by the parties hereto.

            CLXIX. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            CLXX. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

            IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly executed this Amendment as of the day and year first above written.


                                       ***[BRANDYWINE OPERATING PARTNERSHIP,
                                       L.P., a Delaware limited partnership]***

                                       By:   Brandywine Realty Trust, a Maryland
                                             real estate investment trust


                                             By:  /s/ Gerard H. Sweeney
                                                  --------------------------
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                                       NATIONSBANK, N.A., not individually but
                                       acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders


                                       By:   /s/ Cheryl D. Fitzgerald
                                             -------------------------------
                                             Name:   Cheryl D. Fitzgerald
                                             Title:  Vice President

STATE OF         )
                 ) ss.:
COUNTY OF        )

            I certify, that on July ____, 1997, Cheryl D. Fitzgerald personally came before me and this person acknowledged under oath, to my satisfaction, that:

            (a) this person signed, sealed and delivered the attached document as Vice President of NationsBank, N.A., a national banking association, the banking association named in this document; and

            (b) this document was signed and made by the banking association as its voluntary act and deed by virtue of authority from its board of directors.


                                        -------------------------------
                                        Notary Public

My Commission Expires:

                                ACKNOWLEDGEMENTS

                                (To be attached)

                                    EXHIBIT A

                          (Description of the Mortgage)

Mortgage: Mortgage dated as of ***[November 25, 1996 OR May 21, 1997]*** given by Mortgagor to Mortgagee and recorded on _______, 1997 in _______, page _______ in the office of the __________ of __________ County, New Jersey.

                                   *EXHIBIT B

                            (Description of Premises)

----------
* Legal description of premises should include insurable description of any easements which are appurtenant to the Premises.

================================================================================

                   ***[Brandywine Operating Partnership, L.P.,
                a Delaware]*** limited partnership, as Mortgagor

                                       and

                       NationsBank, N.A., not individually
                  but acting in its capacity as administrative
                    and documentation agent for the equal and
                        ratable benefit of the co-lenders
                         described herein, as Mortgagee

                           --------------------------

                                  AMENDMENT TO
                                    MORTGAGE

                           --------------------------

                           Dated: As of July __, 1997

                           Location:  ___________________
                                      ________  County, New Jersey

                           RECORD AND RETURN TO:

                           Battle Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, New York 10022

                           Attention: Dean A. Stiffle, Esq.

================================================================================

                                         Master New Jersey Amendment to Mortgage

THIS AMENDMENT TO MORTGAGE
WAS PREPARED BY:


---------------------------
Attorney at Law

                                   Exhibit E-3

                                  AMENDMENT TO
                                    MORTGAGE

                  This Amendment entered into as of the 15th day of July, 1997, between Brandywine Operating Partnership, L.P., a Delaware limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Amendment shall, unless otherwise defined in this Amendment, have the meanings given to such terms in the Mortgage (as described on Exhibit A attached hereto).

            B. Mortgagor is the owner of a leasehold estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises") under and pursuant to the provisions of the lease described in Exhibit B-1 attached hereto (hereinafter referred to as the "Ground Lease").

            C. Co-Lenders have, pursuant to the terms of the Credit Agreement, previously extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $80,000,000 (hereinafter referred to as the "Existing Credit Facility").

            D. In connection with the Existing Credit Facility, and as partial security therefor, Mortgagor has previously executed and delivered the Mortgage to Mortgagee and Mortgagee is the owner and holder of the Mortgage covering the fee estate of Mortgagor in the Premises.

            E. At the request of Borrowers, Co-Lenders and Mortgagee have agreed to increase the Existing Credit Facility from up to $80,000,000 to up to $150,000,000 (hereinafter referred to as the "Credit Facility Increase"; the Existing Credit Facility, as so increased, is hereinafter referred to as the "Credit Facility").

            F. The Co-Lenders and Mortgagee were willing to agree to the Credit Facility Increase only if (i) Borrowers and certain other parties enter into a certain First Amendment of Credit Agreement and Other Credit Facility Documents dated the date hereof (the "First Amendment"), (ii) Mortgagor and the other Borrowers execute and deliver the other amendments to the Credit Facility Documents as contemplated by the First Amendment and (iii) Mortgagor executes and delivers this Amendment.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Co-Lenders and Mortgagee to agree to the Credit Facility Increase, Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

            CLXXI. Amendments. From and after the date of this Amendment, the Mortgage is hereby modified and amended in the following respects:

            a. The "NOW, THEREFORE" clause contained in Paragraph E of the Preliminary Statement of the Mortgage is deleted in its entirety and the following clause is substituted therefor:

                  "E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and readvanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, created a security interest in, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):"

            b. The following definition is hereby inserted in Exhibit A of the Mortgage in its appropriate alphabetical order:

            "BMS: The term "BMS" as used in this Mortgage shall mean Brandywine-Main Street, LLC, a Delaware limited liability company."

            c. The definition of "Borrowers" appearing in Exhibit A of the Mortgage is deleted in its entirety and the following definition is substituted therefor:

            "Borrowers: The term "Borrowers" as used in this Mortgage shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships."

            d. The definition of "Co-Lenders" appearing in Exhibit A of the Mortgage is deleted in its entirety and the following definition is substituted therefor:

            "Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney, NB, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia, Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement."

            CLXXII. Confirmation and Reaffirmation of Mortgagor. Mortgagor confirms and reaffirms that the Mortgage, as modified and amended pursuant to the provisions of this Amendment, and the lien thereof encumbers all of the right, title and interest of Mortgagor, now owned, or hereafter acquired, in and to the Mortgaged Property (as hereinafter defined). In furtherance of the foregoing but without limitation of the terms of the granting clause of the Mortgage, Mortgagor confirms and reaffirms that pursuant to the terms of the Mortgage, as modified by this Amendment, Mortgagor does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

                  (a) the Premises;

                  (b) all buildings and improvements now or hereafter located on the Premises;

                  (b)(1) the Ground Lease and the leasehold estate created
            thereunder;

                  (b)(2) all modifications, extensions and renewals of the
            Ground Lease and all credits, deposits, options, purchase options, privileges and rights of Mortgagor under and in accordance with the provisions of the Ground Lease, including, but not limited to, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms or to acquire fee title to or other interest in all or any portion of the Premises or the Improvements;

                  (c) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

                  (d) all easements, rights-of-way, gores of land, streets,
            ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

                  (e) all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of the Mortgage;

                  (f) all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

                  (g) all leases, licenses and other agreements (other than the
            Ground Lease) affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property to the payment of the Debt;

                  (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

                  (i) the right to appear in and defend any action, case or
            proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property.

            TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

            PROVIDED, HOWEVER, that if Mortgagor shall pay, perform and discharge the obligations secured by the Mortgage, as modified by this Amendment, in full, then the Mortgage, as modified by this Amendment and the estate thereby and hereby granted shall cease, terminate and become void.

            CLXXIII. Incorporation of First Amendment. All references in the Mortgage to (i) the Credit Facility Notes shall be deemed to refer to the Restated Credit Facility Notes and (ii) the Credit Agreement, the Credit Facility Documents and the Credit Facility shall be deemed to refer to the Credit Agreement and the Credit Facility Documents, as modified and amended by the execution and delivery of the First Amendment, and to the Credit Facility, as increased in the manner contemplated by the First Amendment.

            CLXXIV. Prompt Recordation; Payment of Certain Fees and Expenses. Mortgagor shall promptly cause this Amendment to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage, as modified and amended pursuant to the provisions of this Amendment, upon, and the interest of Mortgagee, in the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution, acknowledgment and enforcement of this Amendment, and all Federal, state, county and municipal taxes, documentary stamps, intangible taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Amendment, and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance making, filing, registration or recording of this Amendment.

            CLXXV. Not a Novation. This Amendment constitutes a modification of the Credit Facility Documents, and is not intended to and shall not terminate or extinguish any of the indebtedness or obligations under the Credit Facility Notes, the Mortgage and the other Credit Facility Documents and shall not constitute a novation of the original indebtedness or obligations under the Credit Facility Notes, the Mortgage and the other Credit Facility Documents nor shall this Amendment affect or impair in any manner whatsoever the attachment, perfection and/or priority of any liens created thereby, it being the intention of the parties hereto to carry forward all liens and security interests securing payment of the Credit Facility Notes, which liens and interest are acknowledged by Mortgagor to be valid and subsisting against the Mortgaged Property.

            CLXXVI. Exculpation. No recourse shall be had for any obligation of BRT under the Mortgage, as modified by this Amendment, or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Amendment and the other Credit Facility Documents.

            CLXXVII. No Offsets, etc. Mortgagor represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Debt, the Credit Facility Notes, the Credit Agreement, the Mortgage or the Other Credit Facility Documents.

            CLXXVIII. Authorization. Mortgagor represents, warrants and covenants that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on Mortgagor's part to be observed and performed.

            CLXXIX. Counterparts. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            CLXXX. Savings Clause. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

            CLXXXI. Full Force and Effect. All of the terms, covenants and conditions of the Mortgage shall, except as expressly modified and amended pursuant to the provisions of this Amendment, remain in full force and effect.

            CLXXXII. No Oral Modifications, etc. This Amendment may not be modified, amended or terminated, except by an agreement in writing signed by the parties hereto.

            CLXXXIII. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            CLXXXIV. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

            IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly executed this Amendment as of the day and year first above written.


                                       BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                       Delaware limited partnership

                                       By:   Brandywine Realty Trust, a Maryland
                                             real estate investment trust


                                             By:  /s/ Gerard H. Sweeney
                                                  ----------------------------
                                                Name:   Gerard H. Sweeney
                                                Title:  President and Chief
                                                        Executive Officer

                                       NATIONSBANK, N.A., not individually but
                                       acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders


                                       By:   /s/ Cheryl D. Fitzgerald
                                             ---------------------------------
                                             Name:   Cheryl D. Fitzgerald
                                             Title:  Vice President

STATE OF _________)
                  ) ss.:
COUNTY OF ________)

            This instrument was acknowledged before me on July __, 1997, by Gerard H. Sweeney, as the President and Chief Executive Officer of Brandywine Realty Trust, a Maryland real estate investment trust, as the general partner of Brandywine Operating Partnership, L.P., a Delaware limited partnership.


                                        -----------------------------------
                                        Notary Public

My Commission Expires:

STATE OF _________)
                  ) ss.:
COUNTY OF ________)

            This instrument was acknowledged before me on July __, 1997, by Cheryl D. Fitzgerald, as a Vice President of NationsBank, N.A., a national banking association.


                                        ---------------------------------
                                        Notary Public

My Commission Expires:

                                    EXHIBIT A

                          (Description of the Mortgage)

Mortgage: Mortgage dated as of November 25, 1996 given by Mortgagor to Mortgagee and recorded on January 6, 1997 in Book 4452, page 0093 in the office of the Recorder of Deeds of New Castle County, Delaware.

                                   *EXHIBIT B

                            (Description of Premises)

----------
* Legal description of premises should include insurable description of any easements which are appurtenant to the Premises.

                                   EXHIBIT B-1

                          (Description of Ground Lease)

Ground Lease: The term "Ground Lease" as used in this Amendment shall mean, collectively, the following:

            That certain Ground Lease dated as of May 31, 1988 by and between Woodlawn Trustees, Incorporated, a Delaware corporation, as ground lessor, and Donahoe Wilmington Associates One Limited Partnership, a Delaware limited partnership, as ground lessee, and recorded on June 3, 1988 in the Office of the Recorder of Deeds for New Castle County, Delaware in Deed Book 711, Page 34.

            The ground lessee's interest in the foregoing was assigned by that certain Deed of Michael P. Walsh, Sheriff of New Castle County, Delaware, as assignor, dated March 15, 1995 and given to New York Life Insurance and Annuity Corporation, a Delaware corporation, as assignee, and recorded in the Office of the Recorder of Deeds for New Castle County, Delaware in Deed Book 1895, Page 253.

            The ground lessee's interest in the foregoing was further assigned by that certain Assignment and Assumption Agreement dated as of June 29, 1995 by and between New York Life Insurance and Annuity Corporation, a Delaware corporation, as assignor, and KB Fund II, a Delaware general partnership, as assignee, and recorded on July 14, 1995 in the Office of the Recorder of Deeds for New Castle County, Delaware in Deed Book 1949, Page 301.

            The ground lessee's interest in the foregoing was further assigned by that certain Assignment and Assumption of Ground Lease dated December 2, 1996 by and between KB Fund II, a Delaware general partnership, as assignor, and Mortgagor, as assignee and recorded on January 6, 1997 in the Office of the Recorder of Deeds for New Castle County, Delaware in Deed Book 2219, Page 265.

                                                    Tax Parcel No. 06-040.00-007

                                                      PREPARED BY AND RETURN TO:

                                                      Dean A. Stiffle, Esq.
                                                      Battle Fowler LLP
                                                      Park Avenue Tower
                                                      75 East 55th Street
                                                      New York, New York 10022

================================================================================

                     Brandywine Operating Partnership, L.P.,
                  a Delaware limited partnership, as Mortgagor

                                       and

                       NationsBank, N.A., not individually
                  but acting in its capacity as administrative
                    and documentation agent for the equal and
                        ratable benefit of the co-lenders
                         described herein, as Mortgagee

                           --------------------------

                                  AMENDMENT TO
                                    MORTGAGE
                           --------------------------

                           Dated: As of July 15, 1997

                           Location:  Delaware Corporate Center 1
                                      New Castle County
                                      Delaware

================================================================================

                                   Exhibit F-1

                                              Uniform Parcel Identifier: _______

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                     (This Mortgage Secures Future Advances)

                  This Mortgage entered into as of the ___ day of July, 1997, between Brandywine Operating Partnership, L.P., a Delaware limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Mortgage shall, unless otherwise defined in this Mortgage, have the meanings given to such terms in Exhibit A attached hereto.

            B. Mortgagor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises").

            C. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $150,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

            D. Co-Lenders have approved the inclusion of the Premises and the Improvements as part of the collateral pool for the Credit Facility in accordance with the provisions of the Credit Agreement, and in connection therewith, and as consideration therefor, Mortgagor has agreed to execute and deliver this Mortgage to Mortgagee, as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as security for the payment of the Debt.

            E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and readvanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, created a security interest in, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

            a. the Premises;

            b. all buildings and improvements now or hereafter located on the Premises (hereinafter referred collectively to as the "Improvements");

            c. all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

            d. all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

            e. all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of this Mortgage;

            f. all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

            g. all leases, licenses and other agreements affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into (such leases, licenses and other agreements are hereinafter collectively referred to as the "Leases") and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property (hereinafter collectively referred to as the "Rents") to the payment of the Debt;

            h. all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

            i. the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

            TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

            PROVIDED, HOWEVER, that if Mortgagor shall pay, perform and discharge the obligations secured hereby in full, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

            AND Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

            CLXXXV. Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents.

            CLXXXVI. Warranty of Title. Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by the Title Company to Mortgagee and insuring the lien of this Mortgage, Mortgagor warrants the title to the Premises, the Improvements, the FF&E and the balance of the Mortgaged Property.

            CLXXXVII. Leases and Rents. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor the right to collect the Rents. Mortgagor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt. The right of Mortgagor to collect the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default by giving notice of such revocation to Mortgagor. Following such notice and as long as such Event of Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Mortgagee), Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Mortgagee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default to notify the tenants under the Leases that all Rents should be paid directly to Mortgagee. In addition to the rights which Mortgagee may have herein, if an Event of Default shall occur and shall be continuing Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor. Upon default in any such payment, Mortgagor will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the landlord under the Leases.

            CLXXXVIII. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, or other reputable national courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express, or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

            If to Mortgagor:

                  c/o Brandywine Realty Trust
                  Newtown Square Corporate Campus
                  16 Campus Boulevard, Suite 150
                  Newtown Square, Pennsylvania 19073
                  Attention:  Gerard H. Sweeney
                              President and Chief Executive Officer

            With a copy to:

                  Pepper, Hamilton & Scheetz
                  3000 Two Logan Square
                  Eighteenth and Arch Streets
                  Philadelphia, Pennsylvania 19103-2799
                  Attention:  Michael H. Friedman, Esq.

            If to Mortgagee:

                  NationsBank, N.A.
                  Real Estate Banking
                  8300 Greensboro Drive
                  McLean, Virginia 22102-3604
                  Attention:  Cheryl D. Fitzgerald
                              Vice President

            With copies to:

                  Cadwalader, Wickersham & Taft
                  201 South College Street - Suite 1510
                  Charlotte, North Carolina 28244
                  Attention:  James P. Carroll, Esq.

                              and

                  Battle Fowler LLP
                  Park Avenue Tower
                  75 East 55th Street
                  New York, New York 10022
                  Attention:  Dean A. Stiffle, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

            CLXXXIX. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

            CXC. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State in which the

Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Credit Facility Notes or the Debt, Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Mortgagor of not less than sixty (60) days.

            CXCI. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

            CXCII. Documentary Stamps. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Credit Facility Notes (or any of them), this Mortgage or any of the other Credit Facility Documents, Mortgagor will, to the extent permitted by law, pay for the same, with interest and penalties thereon, if any.

            CXCIII. Events of Default. The Debt shall become due at the option of Mortgagee upon the occurrence of any one or more of the Events of Default.

            CXCIV. Certain Remedies. Following the occurrence of any Event of Default, Mortgagee shall have all rights and remedies provided pursuant to the Credit Facility Documents, at law and in equity.

      A. Without limiting the generality of the foregoing, Mortgagee may:

                  1. Entry. Enter and take possession of Mortgaged Property or any part thereof, exclude Mortgagee and/or any lessee of any portion of the Mortgaged Property and all persons claiming under them wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and collect and receive the income therefrom and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and the other Credit Facility Documents and applicable law, the remainder to be applied to the payment, performance and discharge of the obligations secured hereby in such order, priority and proportion as Mortgagee may determine in the exercise of its sole and absolute discretion until the same have been paid in full.

                  2. Foreclosure. Institute an action for the foreclosure of this Mortgage and the sale of the Mortgaged Property pursuant to the judgment or decree of a court of competent jurisdiction.

                  3. Sale. Sell the Mortgaged Property at foreclosure to the highest bidder or bidders at public auction at sales held at such places and times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice.

                  4. Specific Performance. Take all steps to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights.

            B. If Mortgagor fails or refuses to surrender possession of the Mortgaged Property after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Mortgaged Property under any provision of this Mortgage or pursuant to any judgment or decree of court.

            C. FOR THE PURPOSES OF THE REMEDIES AFFORDED MORTGAGEE IN THIS MORTGAGE, MORTGAGOR HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR IT TO SIGN AN AGREEMENT FOR ENTERING AN AMICABLE ACTION OF EJECTMENT FOR POSSESSION OF ANY OF THE MORTGAGED PROPERTY AND TO CONFESS JUDGMENT THEREON AGAINST MORTGAGOR IN FAVOR OF MORTGAGEE, WHEREUPON A WRIT MAY FORTHWITH ISSUE FOR THE IMMEDIATE POSSESSION OF ANY OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER; AND FOR SO DOING, THIS MORTGAGE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

            D. Mortgagor hereby waives and releases all procedural errors, defects and imperfections in any proceedings instituted by Mortgagee under this Mortgage except for required notices under this Mortgage.

            CXCV. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any Event of Default, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

            CXCVI. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents by reason of (i) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or any other mortgage or deed of trust securing the Debt or any portion thereof or otherwise enforce any of the provisions of this Mortgage or any of the other Credit Facility Documents, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Credit Facility Documents without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the times and in the manner provided in the Credit Facility Documents, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment of the Debt or otherwise modify the terms of the Credit Facility Documents, including, without limitation, a modification of the interest rate payable on the Principal Balance of the Credit Facility Notes, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Credit Facility Documents or now or hereafter afforded by law. The rights of Mortgagee under this Mortgage and the other Credit Facility Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision of this Mortgage or of the other Credit Facility Documents to the exclusion of any other provision set forth in this Mortgage or the other Credit Facility Documents.

            CXCVII. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State in which the Premises are located.

            CXCVIII. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. This Mortgage secures, and the obligations secured hereby include, future advances. All advances and indebtedness arising and accruing from time to time under the Credit Facility shall be secured hereby to the same extent as though the Credit Agreement and the other Credit Facility Documents were fully incorporated in this Mortgage. Under the Credit Agreement and the other Credit Facility Documents advances may be made and indebtedness may be incurred from time to time hereafter, but each such advance or indebtedness shall be secured hereby as if made on the date hereof. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property, including, without limitation, FF&E. This Mortgage constitutes and is effective as a fixture filing as provided in Section 402 of Division 9 of the Uniform Commercial Code, as to those portions of the Mortgaged Property are or are to become fixtures as defined in the Uniform Commercial Code. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the FF&E or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the FF&E. Mortgagor shall pay to Mortgagee on demand any and all expenses (including reasonable attorneys' fees) actually incurred or paid by Mortgagee in protecting its interest in the FF&E and in enforcing its rights hereunder with respect to the FF&E. Any notice of sale, disposition or other intended action by Mortgagee with respect to the FF&E sent to Mortgagor in accordance with the provisions of this Mortgage at least seven
(7) business days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Mortgagor (except in the case of FF&E which is perishable or is of a type customarily sold on a recognized market, in which case such seven (7) business days' notice shall not be required), and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Mortgagor within five (5) days after receipt by Mortgagor of such notice. The proceeds of any sale or disposition of the FF&E, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such order, priority and proportions as Mortgagee in its discretion shall deem proper.

            CXCIX. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

            CC. Headings, etc. The headings, titles and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

            CCI. Filing of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

            CCII. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

            CCIII. Actions, Cases and Proceedings. Mortgagee shall have the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to bring any action, case or proceeding, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

            CCIV. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

            CCV. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            CCVI. Certain Usage. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural and vice versa.

            CCVII. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor, and Mortgagor (to the full extent it may lawfully do so) hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

            CCVIII. No Oral Change. This Mortgage may only be modified, amended or changed by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by Mortgagee and if so given by Mortgagee shall only be effective in the specific instance in which given.

            CCIX. Waiver of Statutory Rights. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Mortgagor may do so under applicable law. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

            CCX. Credit Agreement. This Mortgage is subject to all of the terms, covenants and conditions of the Credit Agreement, which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein with the same force and effect as if fully set forth herein. The proceeds of the Credit Facility secured hereby are to be advanced and readvanced by Mortgagee to Mortgagor in accordance with the provisions of the Credit Agreement. Mortgagor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Mortgagor's part to be observed or performed. All advances (including future advances) made and all indebtedness arising and accruing under the Credit Agreement from time to time shall constitute part of the Debt and shall be secured hereby as if made on the date hereof.

            CCXI. Revolving Credit Facility. The Credit Facility is intended to be a revolving credit facility. Mortgagor shall have the right upon compliance with the conditions of the Credit Agreement and the other Credit Facility Documents which pertain to the making of advances under the Credit Facility (including, without limitation, the requirement that all advances be evidenced and secured by the Credit Facility Documents and insured under acceptable title insurance policies) to obtain readvances of amounts from time to time applied (whether on a mandatory or voluntary basis) in reduction of the outstanding Principal Balance of the Credit Facility pursuant to the provisions of the Credit Agreement, or otherwise permitted to be made in accordance with the provisions of the Credit Agreement or the other Credit Facility Documents (including, without limitation, any portion of the outstanding Principal Balance of the Credit Facility which is prepaid in accordance with the provisions of the Credit Facility Notes and the Credit Agreement).

            CCXII. Binding Effect. The terms, covenants and provisions of this Mortgage shall be binding on and shall inure to the benefit of Mortgagor, Mortgagee, and their respective successors and assigns.

            CCXIII. Exculpation. No recourse shall be had for any obligation of BRT under this Mortgage or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Mortgage and the other Credit Facility Documents.

            CCXIV. Open-End Mortgage. This Mortgage is an open-end mortgage securing future advances pursuant to 42 Pa. C.S.A. ss.8143. Without limiting the foregoing or any other provision of this Mortgage, this Mortgage secures, inter alia, present and future advances of the Credit Facility made by Co-Lenders or Mortgagee pursuant to the Credit Agreement and/or the other Credit Facility Documents; advances made by Mortgagee or Co-Lenders with respect to the Mortgaged Premises for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Premises or the lien of this Mortgage; and expenses incurred by Mortgagee or Co-Lenders by reason of the occurrence of an Event of Default. The priority of such future advances and expenses shall relate back to the date of this Mortgage, or to such later date as required by applicable law, regardless of the date upon which such advances are made or such expenses are incurred. If the Credit Facility Documents provide that any advances of the Credit Facility shall be made by Co-Lenders upon completion by Mortgagor of certain performance obligations under the Credit Agreement and/or the other Credit Facility Documents (including, without limitation, compliance with the terms of the Credit Agreement and/or the other Credit Facility Documents such that no default or Event of Default shall have occurred), such advances of the Credit Facility shall be and be deemed "obligatory advances" solely for the purpose of the application of the obligatory advance doctrine to confirm the lien priority of such advances of the Credit Facility actually made by Co-Lenders, whether such advances of the Credit Facility are initially either
(1) advanced by Co-Lenders or Mortgagee into an escrow subject to Mortgagee's or Co-Lenders' control or (2) retained by Co-Lenders or Mortgagee.

            IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the day and year first above written.

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                    Delaware limited partnership

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust

                                          By:  /s/ Gerard H. Sweeney
                                             ----------------------------------
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

                    Certificate of Residence of the Mortgagee

            The business address of the Mortgagee herein is 8300 Greensboro Drive, McLean, Virginia 22102-3604.


                                    ----------------------------
                                    Agent/Attorney for Mortgagee

STATE OF _________)
                  )     ss:

COUNTY OF ________)

            On this, the ____ day of July, 1997, before me, a Notary Public, the undersigned officer, personally appeared Gerard H. Sweeney, the President and Chief Executive Officer of Brandywine Realty Trust, a Maryland real estate investment trust, as general partner of Brandywine Operating Partnership, L.P., a Delaware limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of the trust as general partner of the limited partnership in the capacity therein stated and for the purposes therein contained.

            IN WITNESS WHEREOF, I hereunto set my hand and Notarial seal.


                                        -------------------------
                                        Notary Public

[SEAL]

My Commission Expires:

                                    EXHIBIT A

                                  (Definitions)

BMS: The term "BMS" as used in this Mortgage shall mean Brandywine-Main Street, LLC, a Delaware limited liability company.

BOP: The term "BOP" as used in this Mortgage shall mean Brandywine Operating Partnership, L.P., a Delaware limited partnership.

Borrowers: The term "Borrowers" as used in this Mortgage shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships.

BRT: The term "BRT" as used in this Mortgage shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

BRT/BOP Limited Partnerships: The term "BRT/BOP Limited Partnerships" as used in this Mortgage shall collectively mean LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership.

Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney, NB The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a ____________________, Summit Bank, a ___________________ state banking association, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Mortgage shall mean that certain Co-Lender and Servicing Agreement dated as of November 25, 1996 between Smith Barney and NB, in its individual capacity and in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified, amended or supplemented from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Mortgage shall mean that certain Revolving Credit Agreement dated as of November 25, 1996 among Smith Barney, NationsBank, N.A., in its individual capacity, Borrowers and NB, acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Mortgagor.

Credit Facility: The term "Credit Facility" as used in this Mortgage shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Mortgage.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Mortgage shall have the meaning given to such term in paragraph E of the Preliminary Statement of this Mortgage.

Default Rate: The term "Default Rate" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Events of Default: The term "Events of Default" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

FF&E: The term "FF&E" as used in this Mortgage shall mean, collectively, all goods (as such term is defined in the Uniform Commercial Code), now owned or hereafter acquired by Mortgagor, located at or used in connection with the Improvements and the operation of the Improvements, including, without limitation, (i) all furniture and furnishings and all other items of personal property (including inventory now owned or hereafter acquired by Mortgagor) now and hereafter located on, or used in connection with the operation of the Improvements, together with all replacements, modifications, alterations and additions thereto; and (ii) all equipment, fixtures, machinery and other items of property required or incidental to the use of the Improvements, including all components thereof, now and hereafter permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste, disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, together with all replacements, modifications, alterations and additions thereto.

Improvements: The term "Improvements" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Leases: The terms "Leases" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Principal Balance: The term "Principal Balance" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Mortgaged Property: The term "Mortgaged Property" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Mortgagee: The term "Mortgagee" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

Mortgagor: The term "Mortgagor" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

NB: The term "NB" as used in this Mortgage shall mean NationsBank, N.A., a national banking association.

Premises: The term "Premises" as used in this Mortgage shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Mortgage.

Rents: The term "Rents" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Smith Barney: The term "Smith Barney" as used in this Mortgage shall mean Smith Barney Mortgage Capital Group, Inc., a Delaware corporation.

Taxes: The term "Taxes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Title Company: The term "Title Company" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Uniform Commercial Code: The term "Uniform Commercial Code" as used in this Mortgage shall mean the Uniform Commercial Code of the State in which the Premises are located.

                                   *EXHIBIT B

                            (Description of Premises)

--------------
* Legal description of premises should include insurable description of any easements which are appurtenant to the Premises.

================================================================================

                     Brandywine Operating Partnership, L.P.,
                  a Delaware limited partnership, as Mortgagor

                                       to

                       NationsBank, N.A., not individually
                  but acting in its capacity as administrative

                    and documentation agent for the equal and
                        ratable benefit of the co-lenders

                         described herein, as Mortgagee


                           --------------------------

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                     (This Mortgage Secures Future Advances)

                           --------------------------


                           Dated: As of July __, 1997

                          Location: __________________

                                    __________________

                                    __________________

                          RECORD AND RETURN TO:

                          Battle Fowler LLP
                          Park Avenue Tower
                          75 East 55th Street
                          New York, New York 10022

                          Attention:  Dean A. Stiffle, Esq.

                          Uniform Parcel Identifier:  _______

================================================================================
                                                  Master Pennsylvania Mortgage

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Payment of Debt........................................................  3

2.  Warranty of Title......................................................  3

3.  Leases and Rents.......................................................  3

4.  Notice.................................................................  4

5.  Sale of Mortgaged Property.............................................  5

6.  Changes in Laws Regarding Taxation.....................................  5

7.  No Credits on Account of the Debt......................................  5

8.  Documentary Stamps.....................................................  5

9.  Events of Default......................................................  7

10. Certain Remedies.......................................................  7

11.  Appointment of Receiver...............................................  8

12.  Non-Waiver............................................................  8

13.  Construction..........................................................  9

14.  Security Agreement....................................................  9

15.  Further Acts, etc.....................................................  9

16.  Headings, etc......................................................... 10

17.  Filing of Mortgage, etc............................................... 10

18.  Recovery of Sums Required To Be Paid.................................. 10

19.  Actions, Cases and Proceedings........................................ 10

20.  Inapplicable Provisions............................................... 10

21.  Duplicate Originals................................................... 10

22.  Certain Usage......................................................... 10

23.  Waiver of Notice...................................................... 10

24.  No Oral Change........................................................ 11

25.  Waiver of Statutory Rights............................................ 11

26.  Credit Agreement...................................................... 11

27.  Revolving Credit Facility............................................. 11

28.  Binding Effect........................................................ 11

29.  Exculpation........................................................... 11

30.  Open-End Mortgage..................................................... 12

ACKNOWLEDGEMNT
EXHIBIT A - (Definitions)
EXHIBIT

                                   Exhibit F-2

                                    MORTGAGE

                  This Mortgage entered into as of the ___ day of July, 1997, between Brandywine Operating Partnership, L.P., a Delaware limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

            A. All capitalized terms as used in this Mortgage shall, unless otherwise defined in this Mortgage, have the meanings given to such terms in Exhibit A attached hereto.

            B. Mortgagor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises").

            C. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $150,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

            D. Co-Lenders have approved the inclusion of the Premises and the Improvements as part of the collateral pool for the Credit Facility in accordance with the provisions of the Credit Agreement, and in connection therewith, and as consideration therefor, Mortgagor has agreed to execute and deliver this Mortgage to Mortgagee, as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as security for the payment of the Debt.

            E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and readvanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

            (i) the Premises;

            (ii) all buildings and improvements now or hereafter located on the Premises (hereinafter referred collectively to as the "Improvements");

            (iii) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

            (iv) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

            (v) all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of this Mortgage;

            (vi) all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

            (vii) all leases, licenses and other agreements affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into (such leases, licenses and other agreements are hereinafter collectively referred to as the "Leases") and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property (hereinafter collectively referred to as the "Rents") to the payment of the Debt;

            (viii) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

            (ix) the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

            TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

            AND Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

            CCXV. Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents.

            CCXVI. Warranty of Title. Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by the Title Company to Mortgagee and insuring the lien of this Mortgage, Mortgagor warrants the title to the Premises, the Improvements, the FF&E and the balance of the Mortgaged Property.

            CCXVII. Leases and Rents. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor the right to collect the Rents. Mortgagor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt. The right of Mortgagor to collect the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default by giving notice of such revocation to Mortgagor. Following such notice and as long as such Event of

Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Mortgagee), Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Mortgagee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default to notify the tenants under the Leases that all Rents should be paid directly to Mortgagee. In addition to the rights which Mortgagee may have herein, if an Event of Default shall occur and shall be continuing Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor. Upon default in any such payment, Mortgagor will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the landlord under the Leases.

            CCXVIII. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, or other reputable national courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express, or other reputable national courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

            If to Mortgagor:

                  c/o Brandywine Realty Trust
                  Newtown Square Corporate Campus
                  16 Campus Boulevard, Suite 150
                  Newtown Square, Pennsylvania 19073
                  Attention:  Gerard H. Sweeney
                              President and Chief Executive Officer

            With a copy to:

                  Pepper, Hamilton & Scheetz
                  3000 Two Logan Square
                  Eighteenth and Arch Streets
                  Philadelphia, Pennsylvania 19103-2799
                  Attention:  Michael H. Friedman, Esq.

            If to Mortgagee:

                  NationsBank, N.A.
                  Real Estate Banking
                  8300 Greensboro Drive
                  McLean, Virginia 22102-3604
                  Attention:  Cheryl D. Fitzgerald
                              Vice President

            With copies to:

                  Cadwalader, Wickersham & Taft
                  201 South College Street - Suite 1510
                  Charlotte, North Carolina 28244
                  Attention:  James P. Carroll, Esq.

                              and

                  Battle Fowler LLP
                  Park Avenue Tower
                  75 East 55th Street
                  New York, New York 10022
                  Attention:  Dean A. Stiffle, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

            CCXIX. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

            CCXX. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Credit Facility Notes or the Debt, Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Mortgagor of not less than sixty (60) days.

            CCXXI. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

            CCXXII. Documentary Stamps. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Credit Facility Notes (or any of them), this Mortgage or any of the other Credit Facility Documents, Mortgagor will, to the extent permitted by law, pay for the same, with interest and penalties thereon, if any.

            CCXXIII. Events of Default. The Debt shall become due at the option of Mortgagee upon the occurrence of any one or more of the Events of Default.

            CCXXIV. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any Event of Default, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

            CCXXV. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of

Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents by reason of (i) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or any other mortgage or deed of trust securing the Debt or any portion thereof or otherwise enforce any of the provisions of this Mortgage or any of the other Credit Facility Documents, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Credit Facility Documents without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the times and in the manner provided in the Credit Facility Documents, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment of the Debt or otherwise modify the terms of the Credit Facility Documents, including, without limitation, a modification of the interest rate payable on the Principal Balance of the Credit Facility Notes, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Credit Facility Documents or now or hereafter afforded by law. The rights of Mortgagee under this Mortgage and the other Credit Facility Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision of this Mortgage or of the other Credit Facility Documents to the exclusion of any other provision set forth in this Mortgage or the other Credit Facility Documents.

            CCXXVI. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State in which the Premises are located.

            CCXXVII. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property, including, without limitation, FF&E. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the FF&E or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the FF&E. Mortgagor shall pay to Mortgagee on demand any and all expenses (including reasonable attorneys' fees) actually incurred or paid by Mortgagee in protecting its interest in the FF&E and in enforcing its rights hereunder with respect to the FF&E. Any notice of sale, disposition or other intended action by Mortgagee with respect to the FF&E sent to Mortgagor in accordance with the provisions of this Mortgage at least seven (7) business days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Mortgagor (except in the case of FF&E which is perishable or is of a type customarily sold on a recognized market, in which case such seven (7) business days' notice shall not be required), and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Mortgagor within five (5) days after receipt by Mortgagor of such notice. The proceeds of any sale or disposition of the FF&E, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such order, priority and proportions as Mortgagee in its discretion shall deem proper.

            CCXXVIII. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

            CCXXIX. Headings, etc. The headings, titles and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

            CCXXX. Filing of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

            CCXXXI. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

            CCXXXII. Actions, Cases and Proceedings. Mortgagee shall have the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to bring any action, case or proceeding, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

            CCXXXIII. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

            CCXXXIV. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

            CCXXXV. Certain Usage. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural and vice versa.

            CCXXXVI. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor, and Mortgagor (to the full extent it may lawfully do so) hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

            CCXXXVII. No Oral Change. This Mortgage may only be modified, amended or changed by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by Mortgagee and if so given by Mortgagee shall only be effective in the specific instance in which given.

            CCXXXVIII. Waiver of Statutory Rights. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Mortgagor may do so under applicable law. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

            CCXXXIX. Credit Agreement. This Mortgage is subject to all of the terms, covenants and conditions of the Credit Agreement, which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein with the same force and effect as if fully set forth herein. The proceeds of the Credit Facility secured hereby are to be advanced and readvanced by Mortgagee to Mortgagor in accordance with the provisions of the Credit Agreement. Mortgagor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Mortgagor's part to be observed or performed. All advances made and all indebtedness arising and accruing under the Credit Agreement from time to time shall constitute part of the Debt and shall be secured hereby.

            CCXL. Revolving Credit Facility. The Credit Facility is intended to be a revolving credit facility. Mortgagor shall have the right upon compliance with the conditions of the Credit Agreement and the other Credit Facility Documents which pertain to the making of advances under the Credit Facility (including, without limitation, the requirement that all advances be evidenced and secured by the Credit Facility Documents and insured under acceptable title insurance policies) to obtain readvances of amounts from time to time applied (whether on a mandatory or voluntary basis) in reduction of the outstanding Principal Balance of the Credit Facility pursuant to the provisions of the Credit Agreement, or otherwise permitted to be made in accordance with the provisions of the Credit Agreement or the other Credit Facility Documents (including, without limitation, any portion of the outstanding Principal Balance of the Credit Facility which is prepaid in accordance with the provisions of the Credit Facility Notes and the Credit Agreement).

            CCXLI. Binding Effect. The terms, covenants and provisions of this Mortgage shall be binding on and shall inure to the benefit of Mortgagor, Mortgagee, and their respective successors and assigns.

            CCXLII. Exculpation. No recourse shall be had for any obligation of BRT under this Mortgage or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Mortgage and the other Credit Facility Documents.

            IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the day and year first above written.

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                    Delaware limited partnership

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust

                                          By:  /s/ Gerard H. Sweeney
                                             ----------------------------------
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                     Executive Officer

STATE OF _________)
                  )  ss.

COUNTY OF ________)

            I CERTIFY, that on July __, 1997, Gerard H. Sweeney, personally came before me and this person acknowledged under oath, to my satisfaction, that:

            (a) this person signed, sealed and delivered the attached document as President and Chief Executive Officer of Brandywine Realty Trust, a Maryland real estate investment trust, and that Brandywine Realty Trust is the General Partner of Brandywine Operating Partnership, L.P., a Delaware limited partnership, the partnership named in this document;

            (b) this document was signed and made by the real estate investment trust as its voluntary act and deed by virtue of authority from its Board of Trustees, as general partner of and on behalf of the aforementioned limited partnership.

                                             -----------------------
                                             Notary Public

      My Commission Expires:

                                    EXHIBIT A

                                  (Definitions)

BMS: The term "BMS" as used in this Mortgage shall mean Brandywine - Main Street, LLC, a Delaware limited liability company.

BOP: The term "BOP" as used in this Mortgage shall mean Brandywine Operating Partnership, L.P., a Delaware limited partnership.

Borrowers: The term "Borrowers" as used in this Mortgage shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships.

BRT: The term "BRT" as used in this Mortgage shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

BRT/BOP Limited Partnerships: The term "BRT/BOP Limited Partnerships" as used in this Mortgage shall collectively mean LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership.

Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney, NB, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a _______________ and Summit Bank, a ______________ banking association and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof designated as Co-Lenders, under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Mortgage shall mean that certain Co-Lender and Servicing Agreement dated as of November 25, 1996 between Smith Barney and NB, in its individual capacity and in its capacity as administrative and documentation agent for the Credit Facility, as the same may be modified, amended or supplemented from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Mortgage shall mean that certain Revolving Credit Agreement dated as of November 25, 1996 among Smith Barney, NationsBank, N.A., in its individual capacity, Borrowers and NB, acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Mortgagor.

Credit Facility: The term "Credit Facility" as used in this Mortgage shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Mortgage.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Mortgage shall have the meaning given to such term in paragraph E of the Preliminary Statement of this Mortgage.

Default Rate: The term "Default Rate" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Events of Default: The term "Events of Default" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

FF&E: The term "FF&E" as used in this Mortgage shall mean, collectively, all goods (as such term is defined in the Uniform Commercial Code), now owned or hereafter acquired by Mortgagor, located at or used in connection with the Improvements and the operation of the Improvements, including, without limitation, (i) all furniture and furnishings and all other items of personal property (including inventory now owned or hereafter acquired by Mortgagor) now and hereafter located on, or used in connection with the operation of the Improvements, together with all replacements, modifications, alterations and additions thereto; and (ii) all equipment, fixtures, machinery and other items of property required or incidental to the use of the Improvements, including all components thereof, now and hereafter permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste, disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, together with all replacements, modifications, alterations and additions thereto.

Improvements: The term "Improvements" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Leases: The terms "Leases" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Principal Balance: The term "Principal Balance" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Mortgaged Property: The term "Mortgaged Property" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Mortgagee: The term "Mortgagee" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

Mortgagor: The term "Mortgagor" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

NB: The term "NB" as used in this Mortgage shall mean NationsBank, N.A., a national banking association.

Premises: The term "Premises" as used in this Mortgage shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Mortgage.

Rents: The term "Rents" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Smith Barney: The term "Smith Barney" as used in this Mortgage shall mean Smith Barney Mortgage Capital Group, Inc., a Delaware corporation.

Taxes: The term "Taxes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Title Company: The term "Title Company" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Uniform Commercial Code: The term "Uniform Commercial Code" as used in this Mortgage shall mean the Uniform Commercial Code of the State in which the Premises are located.

                                   *EXHIBIT B

                            (Description of Premises)

--------------
* Legal description of premises should include insurable description of any easements which are appurtenant to the Premises.

================================================================================

                     Brandywine Operating Partnership, L.P.,
                  a Delaware limited partnership, as Mortgagor

                                       to

                       NationsBank, N.A., not individually
                  but acting in its capacity as administrative
                    and documentation agent for the equal and
                        ratable benefit of the co-lenders
                         described herein, as Mortgagee


                           --------------------------

                                    MORTGAGE

                           --------------------------


                           Dated: As of July __, 1997

                           Location:   __________________
                                       _______ County, New Jersey

                           RECORD AND RETURN TO:

                           Battle Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, New York 10022

                           Attention:  Dean A. Stiffle, Esq.

THIS MORTGAGE WAS PREPARED BY:


------------------------------
Attorney at Law


================================================================================
                                                    Master New Jersey Mortgage

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Payment of Debt........................................................  3

2.  Warranty of Title......................................................  3

3.  Leases and Rents.......................................................  3

4.  Notice.................................................................  4

5.  Sale of Mortgaged Property.............................................  5

6.  Changes in Laws Regarding Taxation.....................................  5

7.  No Credits on Account of the Debt......................................  5

8.  Documentary Stamps.....................................................  5

9.  Events of Default......................................................  7

10.  Appointment of Receiver...............................................  7

11.  Non-Waiver............................................................  7

12.  Construction..........................................................  8

13.  Security Agreement....................................................  8

14.  Further Acts, etc.....................................................  8

15.  Headings, etc.........................................................  9

16.  Filing of Mortgage, etc...............................................  9

17.  Recovery of Sums Required To Be Paid..................................  9

18.  Actions, Cases and Proceedings........................................  9

19.  Inapplicable Provisions...............................................  9

20.  Duplicate Originals...................................................  9

21.  Certain Usage.........................................................  9

22.  Waiver of Notice......................................................  9

23.  No Oral Change........................................................ 10

24.  Waiver of Statutory Rights............................................ 10

25.  Credit Agreement...................................................... 10

26.  Revolving Credit Facility............................................. 10

27.  Binding Effect........................................................ 11

28.  Exculpation........................................................... 11

ACKNOWLEDGEMENT

EXHIBIT A         (Definitions)
EXHIBIT B         (Description of Premises)

                                    Exhibit G

================================================================================

                    Brandywine Operating Partnership, L.P.,
                  a Delaware limited partnership, as Assignor

                                      and

                   NationsBank, N.A., not individually, but acting in its capacity as collateral agent for the equal and ratable benefit of the co-lenders described herein, as Assignee


                        -------------------------------

                        ASSIGNMENT OF LEASES AND RENTS

                        -------------------------------


                           Dated: As of July 15, 1997

                           Location:   __________________
                                       __________________
                                       __________________

                           RECORD AND RETURN TO:

                                Battle Fowler LLP
                                Park Avenue Tower
                                75 East 55th Street
                                New York, New York 10022

                           Attention: Dean A. Stiffle, Esq.

================================================================================
                                                   MASTER ASSIGNMENT OF LEASES


                        ASSIGNMENT OF LEASES AND RENTS

                        This Assignment of Leases and Rents entered into as of
            the 15th day of July, 1997, by Brandywine Operating Partnership, L.P., a Delaware limited partnership having an office at c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Assignor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A. acting in such capacity as administrative and documentation agent being hereinafter referred to as "Assignee").

                              PRELIMINARY STATEMENT

            CCXLIII. All capitalized terms as used in this Assignment shall, unless otherwise defined in this Assignment, have the meanings given to such terms in Exhibit A attached hereto.

            CCXLIV. Assignor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises");

            CCXLV. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Borrowers a revolving credit facility in the principal sum of up to, but not in excess of, $150,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

            D. Co-Lenders have approved the inclusion of the Premises as part of the collateral pool for the Credit Facility in accordance with the provisions of the Credit Agreement, and in connection therewith, and as consideration therefor, Assignor has agreed to assign to Assignee, for the equal and ratable benefit of Co-Lenders, in the manner hereinafter provided, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed, all right, title and interest of Assignor now owned, or hereafter acquired, in and to (i) all leases, licenses and other agreements (hereinafter collectively referred to as the "Leases") now or hereafter entered into and affecting or relating to the use or occupancy of the Premises or of the improvements now or hereafter erected thereon (the "Improvements"), and (ii) the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Premises or the Improvements or any portion thereof (hereinafter collectively referred to as the "Rents").

            CCXLVI. NOW, THEREFORE, in consideration of the extension of the Credit Facility and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, as additional security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed or performed, all of Assignor's right, title and interest now owned, or hereafter acquired, in and to the Leases and the Rents, and Assignor hereby represents and warrants to and covenants and agrees with Assignee as follows:

            A. Except as expressly set forth to the contrary in the certified rent roll for the Property being delivered by Assignor to Assignee in connection with the execution and delivery of this Assignment, Assignor represents and warrants that as of the date hereof (i) Assignor is the owner and holder of the landlord's interest under the Leases, (ii) there are no prior or subordinate assignments of the Leases or of any portion of the Rents due and payable or to become due and payable thereunder which are presently outstanding, (iii) all of the Leases are in full force and effect and the respective terms thereof have commenced pursuant to the provisions thereof, (iv) the premises demised under each of the Leases have been completed and the tenants under the Leases have taken possession of the premises demised thereunder on a rent-paying basis, (v) neither Assignor nor any tenant under the Leases is in default under any of the terms, covenants or provisions of the Leases and Assignor knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any of the Leases, (vi) neither Assignor nor any tenant under the Leases has commenced any action or given or served any notice for the purpose of terminating any of the Leases, (vii) all Rents due and payable under the Leases have been paid in full and no such Rents have been paid more than one (l) month in advance of the due dates thereof, and (viii) there are no offsets or defenses to the payment of any portion of the Rents.

            B. Assignor shall, at its sole cost and expense, (i) fulfill and perform, or cause to be fulfilled and performed, each and every term, covenant and provision of the Leases on the part of the Assignor thereunder to be observed and performed, (ii) promptly send copies of all notices of default which Assignor shall send or receive under the Leases to Assignee, (iii) enforce the observance and performance of the terms and provisions of the Leases by the tenants thereunder, (iv) enforce the observance and performance of each and every term, covenant and provision of the Leases on the part of the tenants thereunder to be observed and performed and (v) appear in and defend any action or proceeding arising under or in any manner connected with the Leases or with the obligations and undertakings of the landlord or the tenants thereunder.

            C. Assignor shall not, without the prior consent of Co-Lenders, (i) further transfer, sell, assign, pledge, encumber or grant a security interest in all or any portion of the Rents or the Leases, (ii) accept prepayments of installments of the Rents for a period of more than one (1) month in advance,
(iii) make or suffer to be made any Lease, including any renewal of an existing Lease (other than renewals at rents and/on other terms expressly reserved in such Lease) other than in accordance and in a manner consistent with the provisions of the Credit Agreement, (iv) consent to or permit the assignment or subletting of any leasehold estate created under any Lease (other than in accordance with the express provisions of such Lease), (v) terminate, modify or amend, or consent to the termination, modification or amendment of, any Lease or any term thereof other than in accordance and in a manner consistent with the provisions of the Credit Agreement, (vi) commence or continue proceedings to evict, remove or dispossess the tenant under any Lease, provided, however, that Assignor may commence and continue such a proceeding without obtaining the prior consent of Assignor if the Lease in question does not cover in excess of 20,000 square feet of space in the Improvements and the commencement of such proceeding is otherwise consistent with customary business practices for the operation of improvements which are comparable to the Improvements, or (vii) waive, cancel, release, modify, excuse, condone, set-off, compromise or in any manner release or discharge the tenant under any Lease other than in a manner which is consistent with customary business practices for the operation of improvements comparable to the Improvements.

            D. This Assignment shall not be deemed or construed to obligate Assignee or any Co-Lender to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Leases, and Assignor hereby agrees to indemnify and hold Assignee and Co-Lenders harmless from and against all liability, loss or damage, including, but not limited to, reasonable attorneys' fees, which Assignee or any Co-Lender may or might incur under the Leases or under or by reason of this Assignment and from and against any and all claims whatsoever which may be asserted against Assignee or any Co-Lender by reason of any alleged obligation or undertaking on the part of Assignee or any Co-Lender to perform or discharge any of the terms, covenants or provisions contained in the Leases.

            E. This Assignment has been made as additional security for the payment of the Debt and the observance and performance by Borrowers of the terms, covenants and provisions of the Credit Facility Documents on Borrowers' part to be observed and performed. Subject to the provisions of this Assignment hereinafter set forth, Assignee waives the right to enter the Premises for the purpose of collecting the Rents, and grants Assignor the right to collect the Rents. Assignor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in the payment of the Debt. The right of Assignor to collect the Rents may be revoked by Assignee upon the occurrence of any Event of Default, by giving notice of such revocation to Assignor. Following such notice and as long as such Event of Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Assignee), Assignee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Assignee in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property, and irrespective of whether Assignee shall have declared the Debt to be immediately due and payable, or shall have commenced a foreclosure of the Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Assignee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default, to notify the tenants under the Leases that all Rents should be paid directly to Assignee. Upon the occurrence and during the continuance of an Event of Default, the tenants under the Leases shall, upon notice from Assignee of the occurrence of such Event of Default, thereafter pay to Assignee or to any appointed receiver the Rents due or to become due under the Leases without any obligation to determine whether or not such Event of Default does in fact exist, and Assignor shall facilitate in all reasonable ways the collection of the Rents by Assignee, and without implying the necessity therefor will, upon demand of Assignee, execute written notices to the tenants under the Leases directing the tenants under the Leases to pay the Rents to Assignee, which Rents may, during the continuance of such Event of Default, be retained and applied by Assignee toward the payment of the Debt in such order, priority and proportions as Assignee in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property.

            F. Upon the occurrence of an Event of Default and for so long as such Event of Default continues Assignee shall have the right, at its option, to enter upon and take over and assume the management, operation and maintenance of the Property and to perform all necessary and proper acts and to expend such sums out of the income of the Property as may be necessary in connection therewith, in the same manner and to the same extent as Assignor theretofore might do, including the right to effect new Leases, cancel or surrender the Leases, alter, modify or amend the provisions thereof, or make concessions to the tenants thereunder and Assignor hereby releases and waives all claims against Assignee arising out of such management, operation and maintenance. Assignor shall, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the Uniform Commercial Code) that from time to time may be necessary or desirable, or that Assignee may reasonable request, in order to create, preserve, perfect, confirm or validate the assignment of the Leases and Rents made pursuant to the provisions of this Assignment or to enable Assignee to obtain the full benefits of this Assignment, or to enable Assignee to exercise and enforce any of its rights, powers and remedies hereunder. To the extent permitted by applicable law, Assignor hereby authorizes Assignee, and appoints Assignee as its true and lawful attorney (with full power of substitution, in the name of Assignor), to execute and file financing statements or continuation statements without Assignor's signature appearing thereon.

            G. Nothing contained in this Assignment, and no entry by Assignee upon the Property as hereinabove provided, shall be construed as to constitute Assignee as a mortgagee in possession.

            H. Nothing contained in this Assignment is intended or shall be construed to prevent Assignee in the exercise of its discretion from foreclosing the Mortgage or otherwise enforcing the provisions thereof or of any of the other Credit Facility Documents, in whole or in part, in accordance with their terms.

            I. No alteration, extension, renewal, change, modification, release, amendment, compromise or cancellation, in whole or in part, of any term, covenant or provision of any of the other Credit Facility Documents shall affect this Assignment in any manner or diminish or release any of the rights of Assignee hereunder.

            J. Assignor hereby waives any and all legal requirements that Assignee institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under any of the other Credit Facility Documents as a condition precedent to exercising its rights and remedies under this Assignment. All remedies afforded to Assignee by reason of this Assignment are separate and cumulative remedies and it is agreed that no one of such remedies whether exercised by Assignee or not, shall be deemed to be in exclusion of any of the other remedies available to Assignee and shall not in any manner limit or prejudice any other legal or equitable remedies which Assignee may have, including, but not limited to, all rights and remedies of Assignee under any of the other Credit Facility Documents.

            K. It is the intention of the parties hereto that any and all other Leases affecting the Property or any portion thereof presently in effect or hereafter entered into by Assignor or in which Assignor shall otherwise have an interest shall be covered by the provisions of this Assignment and all such Leases and all of Assignor's right, title and interest in all such Leases, and the rents, additional rents, charges, issues, profits and other sums payable thereunder, are hereby assigned to Assignee until the end of the respective terms thereof and any renewals or extensions thereof, subject to all of the terms, covenants and provisions of this Assignment. Assignor shall deliver a true and correct copy of each such Lease to Assignee promptly after the execution and delivery of the same. Assignor shall, upon the request of

Assignee, execute and deliver in recordable form all instruments which Assignee may reasonably request to further evidence and confirm such assignment of each such Lease.

            L. This Assignment shall be binding upon Assignor, and its successors and assigns and shall inure to the benefit of Assignee, and its successors and assigns.

            M. This Assignment may only be modified, altered, amended, or terminated by an agreement in writing executed by the parties hereto.

            N. Any notice, request, demand, statement or consent made hereunder or in connection herewith shall be in writing and shall be sent in the manner specified in the Credit Agreement.

            O. If any term, covenant or condition of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

            P. This Assignment shall be governed by and construed under the laws of the State in which the Property is located.

            18. No recourse shall be had for any obligation of BRT under this Assignment or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Assignment and the other Credit Facility Documents.

            IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the day and year first above written.

                                    BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                    Delaware limited partnership

                                    By:   Brandywine Realty Trust, a Maryland
                                          real estate investment trust


                                          By:  /s/ Gerard H. Sweeney
                                             ----------------------------------
                                             Name:   Gerard H. Sweeney
                                             Title:  President and Chief
                                                      Executive Officer

                                 ACKNOWLEDGMENTS

                                (To be attached)

                                    EXHIBIT A
                                  (Definitions)

Assignee: The term "Assignee" as used in this Assignment shall have the meaning given to such term in the preamble to this Agreement.

Assignor: The term "Assignor" as used in this Assignment shall have the meaning given to such term in the preamble to this Agreement.

Approved Leasing Parameters: The term "Approved Leasing Parameters" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

BMS: The term "BMS" as used in this Agreement shall mean Brandywine - Main Street, LLC, a Delaware limited liability company.

BOP: The term "BOP" as used in this Agreement shall mean Brandywine Operating Partnership, L.P., a Delaware limited partnership.

Borrowers: The term "Borrowers" as used in this Assignment shall collectively mean BRT, BOP, BMS and the BRT/BOP Limited Partnerships.

BRT: The term "BRT" as used in this Assignment shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

BRT/BOP Limited Partnerships: The term "BRT/BOP Limited Partnerships" as used in this Assignment shall mean LC/N Horsham Limited Partnership, a Pennsylvania limited partnership; LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership; Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership; Newtech III Limited Partnership, a Pennsylvania limited partnership; Newtech IV Limited Partnership, a Pennsylvania limited partnership; C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership; Fifteen Horsham, L.P., a Pennsylvania limited partnership; C/N Leedom Limited Partnership II, a Pennsylvania limited partnership; C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership.

Co-Lenders: The term "Co-Lenders" as used in this Assignment shall collectively mean, Smith Barney Mortgage Capital Group, Inc., and NationsBank, N.A., acting in its individual capacity, The First National Bank of Chicago, a national banking association, Mellon Bank, N.A., a national banking association, PNC Bank, National Association, a national banking association, Signet Bank, a state banking association organized under the laws of the Commonwealth of Virginia and Summit Bank, a state banking association organized under the laws of the State of New Jersey, and all other parties from time to time to whom direct interests in the Credit Facility are sold, transferred and assigned, and who are as a result thereof are designated as Co-Lenders under and pursuant to the provisions of the Credit Agreement and the Co-Lenders Agreement.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Assignment shall mean that certain Co-Lender and Servicing Agreement dated as of November 25, 1996 among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., acting in its individual capacity, and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders in accordance with the provisions of the Credit Agreement, as the same may be further modified, amended or supplemented from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Assignment shall mean that certain Revolving Credit Agreement dated as of November 25, 1996 among Smith Barney Mortgage Capital Group, Inc., NationsBank, N.A., acting in its individual capacity, Borrowers and NationsBank, N.A., acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Borrowers.

Credit Facility: The term "Credit Facility" as used in this Assignment shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Assignment.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Event of Default: The term "Event of Default" as used in this Assignment shall have the meaning given to such term in the Credit Agreement.

Improvements: The term "Improvements" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

Leases: The term "Leases" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

Mortgage: The term "Mortgage" as used in this Assignment shall mean that certain Mortgage dated as of the date hereof given by Assignor to Assignee , as security for the payment of the Debt and the observance and performance by Borrowers of the terms, covenants and provisions of the Credit Facility Document on Borrowers' part to be observed and performed, and encumbering

Assignor's right, title and interest in and to the Property and intended to be duly recorded in __________County, __________.

Property: The term "Property" as used in this Assignment shall collectively mean the Premises and the Improvements.

Premises: The term "Premises" as used in this Assignment shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Assignment.

Rents: The term "Rents" as used in this Assignment shall have the meaning given to such term in paragraph D of the Preliminary Statement of this Assignment.

                                    EXHIBIT B